     As filed with the Securities and Exchange Commission on March 30, 2000

                                              1933 Act Registration No.  2-91362
                                              1940 Act Registration No. 811-4040

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-lA

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ X ]
                        Pre-Effective Amendment No.      [   ]        -----
                                                   ----  -----
                       Post-Effective Amendment No. 67   [ X ]
                                                   ----  -----


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
                             Amendment No. 60   [ X ]                 -----
                                          ----  -----
                        (Check appropriate box or boxes.)

                      PAINEWEBBER MANAGED INVESTMENTS TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)

                                   Copies to:
                             ELINOR W. GAMMON, ESQ.
                             ROBERT A. WITTIE, ESQ.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                    2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202)778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:
[   ]   Immediately upon filing pursuant to Rule 485(b)
[ X ]   On March 31, 2000 pursuant to Rule 485(b)
[   ]   60 days after filing pursuant to Rule 485(a)(1)
[   ]   On ________________ pursuant to Rule 485(a)(1)
[   ]   75 days after filing pursuant to Rule 485(a)(2)
[   ]   On ________________ pursuant to Rule 485(a)(2)

Title of Securities Being Registered: Class A, B, C and Y Shares of Beneficial Interest of PaineWebber High Income Fund, PaineWebber Investment Grade Income Fund, PaineWebber Low Duration U.S. Government Income Fund and PaineWebber U.S. Government Income Fund.

PaineWebber
U.S. Government Income Fund

PaineWebber
Low Duration U.S. Government Income Fund

PaineWebber
Investment Grade Income Fund

PaineWebber
High Income Fund

PaineWebber
Strategic Income Fund

                                ----------------


                                   PROSPECTUS
                                 MARCH 31, 2000


                         ------------------------------

This prospectus offers shares in PaineWebber's five bond funds. Each fund offers four classes of shares. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved any fund's shares as investments or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber                             Low Duration U.S. Government Income Fund
U.S. Government Income Fund                                     High Income Fund
Investment Grade Income Fund                               Strategic Income Fund

                                    Contents
                                   THE FUNDS


-----------------------------------------------------------------------------
                                      PaineWebber U.S. Government Income Fund

What every investor
should know about           4      Investment Objective, Strategies and Risks
the funds                   5      Performance
                            6      Expenses and Fee Tables

                         PaineWebber Low Duration U.S. Government Income Fund
                            7      Investment Objective, Strategies and Risks
                            8      Performance
                            9      Expenses and Fee Tables

                                     PaineWebber Investment Grade Income Fund
                           10      Investment Objective, Strategies and Risks
                           11      Performance
                           12      Expenses and Fee Tables

                                                 PaineWebber High Income Fund
                           13      Investment Objective, Strategies and Risks
                           14      Performance
                           15      Expenses and Fee Tables

                                            PaineWebber Strategic Income Fund
                           16      Investment Objective, Strategies and Risks
                           17      Performance
                           18      Expenses and Fee Tables

                           19      More About Risks and Investment Strategies

                               YOUR INVESTMENT

-----------------------------------------------------------------------------
Managing your fund         21      Managing Your Fund Account
account                            --Flexible Pricing
                                   --Buying Shares
                                   --Selling Shares
                                   --Exchanging Shares
                                   --Pricing and Valuation


--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber                             Low Duration U.S. Government Income Fund
U.S. Government Income Fund                                     High Income Fund
Investment Grade Income Fund                               Strategic Income Fund

                           ADDITIONAL INFORMATION

-----------------------------------------------------------------------------

Additional important       27      Management
information about          29      Dividends and Taxes
the funds                  31      Financial Highlights

-----------------------------------------------------------------------------
Where to learn more                Back Cover
about Paine Webber
mutual funds


                           The funds are not complete
                                       or
                              balanced investment
                                   programs.

--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber U.S. Government Income Fund

                    PaineWebber U.S. Government Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

High current income consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in U.S. government bonds, including bonds that are backed by mortgages. The fund also invests, to a lesser extent, in non-government bonds that have the highest credit ratings and that are backed by mortgages or other assets. Normally, the fund concentrates its investments in U.S. government and privately issued bonds that are backed by mortgages or other assets. The fund uses interest rate futures contracts and other derivatives to help manage its portfolio "duration." "Duration" is a measure of the fund's exposure to interest rate risk. The fund invests in when-issued or delayed delivery bonds as a leveraging technique in order to increase its return.

The fund's investment adviser, Mitchell Hutchins Asset Management Inc., uses a three-step investment process to find the best relative values for the fund: management of the fund's portfolio duration; allocation of the fund's assets among its investment sectors; and selection of specific securities.

Mitchell Hutchins adjusts the fund's portfolio duration based on its assessment of fundamental economic and technical market conditions. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's assets. Therefore, when Mitchell Hutchins believes that interest rates are likely to fall, thereby increasing bond values, it may lengthen the fund's portfolio duration.


Mitchell Hutchins allocates the fund's assets among the various sectors of the U.S. government and mortgage-backed bond markets by deciding which sectors provide the best relative values under prevailing conditions. For example, mortgage-backed bonds normally provide a higher yield than comparable Treasury bonds. If the difference in yields between those two types of bonds is higher than normal, Mitchell Hutchins may increase the fund's investments in mortgage-backed bonds.



Mitchell Hutchins selects securities to buy or sell for the fund by analyzing bond fundamentals. It chooses securities that it believes provide the best combination of income, liquidity and potential for gain relative to risk of loss.

PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:



- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise.



- PREPAYMENT RISK -- The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.



- CONCENTRATION RISK -- Because the fund concentrates its investments in mortgage- and asset-backed securities, it is more subject to the risks related to that industry group than it otherwise would be.



- LEVERAGE RISK -- Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.



- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.



- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber U.S. Government Income Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.



The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    TOTAL RETURN ON CLASS A SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  PERCENTAGES
1990                 9.67%
1991                14.89%
1992                 6.37%
1993                 6.48%
1994               -10.51%
1995                17.04%
1996                 0.98%
1997                 9.44%
1998                 7.91%
1999                -2.91%


    Best quarter during years shown: 2nd quarter, 1995 -- 5.91%
    Worst quarter during years shown: 2nd quarter, 1994 -- (4.69)% AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999



                                                                                                    LEHMAN
                                                                                                   BROTHERS
CLASS                                                CLASS A    CLASS B*   CLASS C     CLASS Y    GOVERNMENT
(INCEPTION DATE)                                    (8/31/84)   (7/1/91)   (7/2/92)   (9/11/91)   BOND INDEX
----------------                                    ---------   --------   --------   ---------   ----------
One Year..........................................    (2.91)%    (3.69)%    (3.42)%     (2.62)%     (2.23)%
Five Years........................................     6.26%      5.44%      5.73%       6.58%       7.44%
Ten Years.........................................     5.64%       N/A        N/A         N/A        7.48%
Life of Class.....................................     7.38%      4.43%      3.26%       4.85%         **


---------

 *Assumes conversion of Class B shares to Class A shares after six years.


**Average annual total returns for the Lehman Brothers Government Bond Index for the life of each class were as follows: Class A--9.29%; Class B--7.35%;
  Class C--6.53%; Class Y--7.06%.


--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber U.S. Government Income Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................       4%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             5%         0.75%         None
Exchange Fee................................................    None          None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    0.50%         0.50%         0.50%         0.50%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          0.75          0.00
Other Expenses..............................................    0.26          0.32          0.28          0.19
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    1.01%         1.82%         1.53%         0.69%
                                                                ====          ====          ====          ====


EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $499         $  709        $  936        $1,587
Class B (assuming sales of all shares at end of period).....     685            873         1,185         1,729
Class B (assuming no sales of shares).......................     185            573           985         1,729
Class C (assuming sales of all shares at end of period).....     231            483           834         1,824
Class C (assuming no sales of shares).......................     156            483           834         1,824
Class Y.....................................................      70            221           384           859


--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber Low Duration U.S. Government Income Fund

              PaineWebber Low Duration U.S. Government Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

The highest level of income that is consistent with the preservation of capital and low volatility of net asset value.

PRINCIPAL INVESTMENT STRATEGIES


The fund normally limits its portfolio "duration" to between one and three years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. Because the fund's normal, one-to-three year portfolio duration is relatively short, the effect of interest rate changes on the fund's value is expected to be relatively limited. The fund may (but is not required to) use derivatives to help manage its portfolio duration.


The fund invests primarily in U.S. government bonds, including those backed by mortgages. The fund also invests, to a lesser extent, in non-government bonds that have the highest credit rating and that are backed by mortgages or other assets. The fund normally concentrates its investments in U.S. government and privately issued bonds that are backed by mortgages or other assets. The fund invests in when-issued or delayed delivery bonds as a leveraging technique in order to increase its return.


Mitchell Hutchins Asset Management Inc. has appointed Pacific Investment Management Company ("PIMCO") as the fund's sub-adviser. PIMCO analyzes U.S. economic and market conditions, as well as other factors, to decide on a portfolio duration and to allocate fund assets to bonds of different maturities, types and coupon interest rates. PIMCO decides which bonds to buy or sell based on various factors, including economic forecasts, anticipated interest rate levels and expected prepayment rates on the mortgages supporting mortgage-backed bonds. PIMCO selects specific bonds by analyzing their relative value and risk characteristics.


PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:



- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise.



- PREPAYMENT RISK -- The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.



- CONCENTRATION RISK -- Because the fund concentrates its investments in mortgage- and asset-backed securities, it is more subject to the risks related to that industry group than it otherwise would be.



- LEVERAGE RISK -- Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.



- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.



- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber Low Duration U.S. Government Income Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.



The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true of the period prior to October 24, 1994, when PIMCO became the fund's sub-adviser.


    TOTAL RETURN ON CLASS A SHARES (1994 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  PERCENTAGES
1990
1991
1992
1993
1994                -4.39%
1995                10.75%
1996                 5.57%
1997                 7.05%
1998                 6.36%
1999                 1.19%


    Best quarter during years shown: 4th quarter, 1996 -- 3.10%
    Worst quarter during years shown: 2nd quarter, 1994 -- (7.33)%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



                                                                                                  MERRILL
                                                                                                   LYNCH
                                                                                                  1-3 YEAR
                                                                                                    U.S.
CLASS                                               CLASS A    CLASS B*   CLASS C     CLASS Y     TREASURY
(INCEPTION DATE)                                    (5/3/93)   (5/3/93)   (5/3/93)   (10/20/95)    INDEX
----------------                                    --------   --------   --------   ----------   --------
One Year..........................................   (1.69)%    (2.51)%    (0.20)%      1.01%       3.06%
Five Years........................................    5.49%      5.18%      5.40%        N/A        6.51%
Life of Class.....................................    3.76%      3.49%      3.57%       5.39%         **


---------

 *Assumes conversion of Class B shares to Class A shares after six years.


**Average annual total returns for the Merrill Lynch 1-3 Year U.S. Treasury
  Index for the life of each class were as follows: Class A--5.43%;
  Class B--5.43%; Class C--5.43%; Class Y--5.60%.


--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber Low Duration U.S. Government Income Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................       3%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             3%         0.75%         None
Exchange Fee................................................    None          None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    0.50%         0.50%         0.50%         0.50%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          0.75          0.00
Other Expenses..............................................    0.21          0.28          0.35          0.20
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    0.96%         1.78%         1.60%         0.70%
                                                                ====          ====          ====          ====


EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $395          $597          $815         $1,443
Class B (assuming sales of all shares at end of period).....     481           760           964          1,680
Class B (assuming no sales of shares).......................     181           560           964          1,680
Class C (assuming sales of all shares at end of period).....     238           505           871          1,900
Class C (assuming no sales of shares).......................     163           505           871          1,900
Class Y.....................................................      72           224           390            871


--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber Investment Grade Income Fund

                    PaineWebber Investment Grade Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

High current income consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in a diversified range of investment grade bonds, including U.S. government bonds, U.S. and foreign corporate bonds and bonds that are backed by mortgages. The fund also invests, to a lesser extent, in corporate bonds that are below investment grade, preferred stocks and bonds that are convertible into common stocks. The fund uses interest rate futures contracts and other derivatives to help manage its portfolio "duration." "Duration" is a measure of the fund's exposure to interest rate risk.

The fund's investment adviser, Mitchell Hutchins Asset Management Inc., tries to find the best relative values in the markets in which the fund invests. It does this primarily through sector and industry allocation and bond selection.


Mitchell Hutchins allocates the fund's assets among bond market sectors and industries by deciding which sectors and industries provide the best relative values under prevailing conditions. For example, investment grade corporate bonds normally provide a higher yield than comparable Treasury bonds. If the difference in yields between those two types of bonds is higher than normal, Mitchell Hutchins may increase the fund's investments in investment grade corporate bonds.



Mitchell Hutchins selects industries and companies within the corporate bond sector by performing fundamental credit analysis based on cash flows and the ability of the issuer to make required payments on its debt. Mitchell Hutchins decides which securities to buy or sell by choosing specific securities that it believes provide the best combination of income, liquidity and potential for gain relative to risk of loss.


PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:



- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise.



- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for high yield, lower quality bonds than for bonds that are investment grade.



- PREPAYMENT RISK -- The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.



- FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.



- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber Investment Grade Income Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.



The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    TOTAL RETURN ON CLASS A SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  PERCENTAGES
1990                 6.47%
1991                18.56%
1992                 8.87%
1993                13.35%
1994                -5.59%
1995                19.61%
1996                 3.98%
1997                11.93%
1998                 4.77%
1999                -1.66%


    Best quarter during years shown: 2nd quarter, 1995 -- 6.88%


    Worst quarter during years shown: 1st quarter, 1994 -- (4.26)%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



                                                                                                    LEHMAN
                                                                                                   BROTHERS
CLASS                                                CLASS A    CLASS B*   CLASS C     CLASS Y    CORPORATE
(INCEPTION DATE)                                    (8/31/84)   (7/1/91)   (7/2/92)   (2/20/98)   BOND INDEX
----------------                                    ---------   --------   --------   ---------   ----------
One Year..........................................    (5.63)%     (7.02)%    (2.84)%    (1.58)%      (1.95)%
Five Years........................................     6.61%       6.35%      6.95%       N/A         8.18%
Ten Years.........................................     7.31%        N/A        N/A        N/A         8.21%
Life of Class.....................................     8.74%       6.94%      5.88%      1.00%          **


---------

 *Assumes conversion of Class B shares to Class A shares after six years.


**Average annual total returns for the Lehman Brothers Corporate Bond Index for the life of each class were as follows: Class A--10.36%; Class B--8.07%; Class C--7.12%; and Class Y--2.82%.


--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber Investment Grade Income Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................       4%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             5%         0.75%         None
Exchange Fee................................................    None          None          None          None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    0.50%         0.50%         0.50%         0.50%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          0.75          0.00
Other Expenses..............................................    0.20          0.20          0.19          0.16
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    0.95%         1.70%         1.44%         0.66%
                                                                ====          ====          ====          ====


EXAMPLE


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $493          $691         $  904        $1,520
Class B (assuming sales of all shares at end of period).....     673           836          1,123         1,627
Class B (assuming no sales of shares).......................     173           536            923         1,627
Class C (assuming sales of all shares at end of period).....     222           456            787         1,724
Class C (assuming no sales of shares).......................     147           456            787         1,724
Class Y.....................................................      67           211            368           822


--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
                          PaineWebber High Income Fund

                          PaineWebber High Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

High income.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in a diversified range of high yield U.S. and foreign corporate bonds (sometimes called "junk bonds"). The fund also invests, to a lesser extent, in other types of bonds, preferred stocks and bonds that are convertible into common stock. The fund may (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks.


The fund's investment adviser, Mitchell Hutchins Asset Management Inc., uses a three-step investment process to find the best relative values in the bond markets in which the fund invests: industry selection, company selection and security selection.


Mitchell Hutchins allocates the fund's assets among industry groups by analyzing economic factors, industry dynamics and yield spreads to determine which industries provide the most attractive investment opportunities. Mitchell Hutchins selects companies within these industries by performing fundamental credit analysis based on cash flow, leverage and other balance sheet and income statement factors. In deciding which securities to buy or sell for the fund, Mitchell Hutchins chooses from among the types of securities offered by these companies to select those that appear to offer the best relative values. All aspects of this process rely on Mitchell Hutchins' economic, credit, quantitative and market research.


PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:



- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for high yield, lower quality bonds than for bonds that are investment grade.



- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise.



- FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar.



- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.



- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                            ------------------------
                          PaineWebber High Income Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.



The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

    TOTAL RETURN ON CLASS A SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  PERCENTAGES
1990                -8.53%
1991                47.02%
1992                24.06%
1993                22.74%
1994               -11.69%
1995                10.96%
1996                17.73%
1997                12.98%
1998                -6.22%
1999                 8.55%


    Best quarter during years shown: 1st quarter, 1991 -- 16.94%


    Worst quarter during years shown: 3rd quarter, 1998 -- (12.02)%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



                                                                                                  CS FIRST
CLASS                                         CLASS A    CLASS B*    CLASS C     CLASS Y           BOSTON
(INCEPTION DATE)                             (8/31/84)   (7/1/91)    (7/2/92)   (2/20/98)   HIGH YIELD BOND INDEX
----------------                             ---------   --------    --------   ---------   ---------------------
One Year...................................     8.55%       7.71%      7.76%       8.74%             3.28%
Five Years.................................     8.48%       6.31%      7.90%        N/A              9.06%
Ten Years..................................    10.51%        N/A        N/A         N/A             11.05%
Life of Class..............................     9.84%       9.64%      7.16%      (0.57)%              **


---------

 *Assumes conversion of Class B shares to Class A shares after six years.


**Average annual total returns for the CS First Boston High Yield Bond Index for the life of each class were as follows: Class A--N/A; Class B--11.04%;
  Class C--9.06%; Class Y--1.11%.


--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                            ------------------------
                          PaineWebber High Income Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................       4%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             5%         0.75%         None
Exchange Fee................................................    None          None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    0.50%         0.50%         0.50%         0.50%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          0.75          0.00
Other Expenses..............................................    0.19          0.20          0.19          0.18
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    0.94%         1.70%         1.44%         0.68%
                                                                ====          ====          ====          ====


EXAMPLE


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $492          $688         $  899        $1,509
Class B (assuming sales of all shares at end of period).....     673           836          1,123         1,622
Class B (assuming no sales of shares).......................     173           536            923         1,622
Class C (assuming sales of all shares at end of period).....     222           456            787         1,724
Class C (assuming no sales of shares).......................     147           456            787         1,724
Class Y.....................................................      69           218            379           847


--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Strategic Income Fund

                       PaineWebber Strategic Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

High level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund strategically allocates investments among three bond market sectors:

- U.S. government and investment grade bonds;

- U.S. high yield bonds (sometimes called "junk bonds"), including preferred stock and bonds that are convertible into common stock; and

- Foreign and emerging market bonds.

Each of these sectors generally reacts in different ways or at different times to changes in interest rates or to particular economic events. This means that, when one sector underperforms the market as a whole, another sector may outperform the market.


The fund normally invests in each of these three sectors. However, the fund's investment adviser, Mitchell Hutchins Asset Management Inc., tries to take advantage of changes in the relative performance of different sectors by allocating a larger percentage of the fund's assets to those sectors that it believes are undervalued. Selections of specific securities to buy and sell for the fund are based on market outlook, investment research, geographic analysis and forecasts of interest rates and currency exchange rates. The fund may (but is not required to) use forward currency contracts to hedge against foreign currency risk.


PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:



- CREDIT RISK -- Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for high yield, lower quality bonds than for bonds that are investment grade.



- INTEREST RATE RISK -- The value of the fund's investments generally will fall when interest rates rise.



- ASSET ALLOCATION RISK -- Mitchell Hutchins may not be successful in choosing the best allocation of the fund's assets among market sectors.



- FOREIGN INVESTING AND EMERGING MARKETS RISKS -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.



- EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.



- NON-DIVERSIFIED STATUS RISK -- Because the fund is non-diversified, it can invest more of its assets in a single issuer than can a diversified fund. As a result, changes in the value of a single issuer's securities can have a greater impact on the fund's performance.



- PREPAYMENT RISK -- The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.



- DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Strategic Income Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.



The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


    TOTAL RETURN ON CLASS A SHARES (1995 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  PERCENTAGES
1990
1991
1992
1993
1994
1995                14.12%
1996                14.00%
1997                10.32%
1998                 0.96%
1999                 3.98%


    Best quarter during years shown: 1st quarter, 1995 -- 4.73%


    Worst quarter during years shown: 3rd quarter, 1998 -- (4.36)%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



                                                                                                    LEHMAN
                                                                                                   BROTHERS
CLASS                                                CLASS A    CLASS B    CLASS C     CLASS Y    AGGREGATE
(INCEPTION DATE)                                     (2/7/94)   (2/7/94)   (2/7/94)   (2/17/98)   BOND INDEX
----------------                                     --------   --------   --------   ---------   ----------
One Year...........................................   (0.15)%    (1.68)%     2.71%       4.29%      (0.82)%
Five Years.........................................    7.65%      7.44%      7.98%        N/A        7.73%
Life of Class......................................    4.81%      4.63%      5.01%       1.64%          *


---------

*Average annual total returns for the Lehman Brothers Aggregate Bond Index for the life of each class were as follows: Class A--6.12%; Class B--6.12%;
 Class C--6.12%; Class Y--3.49%.


--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Strategic Income Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................       4%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             5%         0.75%         None
Exchange Fee................................................    None          None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    0.75%         0.75%         0.75%         0.75%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          0.75          0.00
Other Expenses..............................................    0.30          0.33          0.32          0.30
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    1.30%         2.08%         1.82%         1.05%
                                                                ====          ====          ====          ====


EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $527          $796         $1,084        $1,905
Class B (assuming sales of all shares at end of period).....     711           952          1,319         2,028
Class B (assuming no sales of shares).......................     211           652          1,119         2,028
Class C (assuming sales of all shares at end of period).....     260           573            985         2,137
Class C (assuming no sales of shares).......................     185           573            985         2,137
Class Y.....................................................     107           334            579         1,283


--------------------------------------------------------------------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber    U.S. Government Income Fund   Low Duration U.S. Government Income
                                      Fund
Investment Grade Income Fund        High Income Fund       Strategic Income Fund

                        MORE ABOUT RISKS AND INVESTMENT
                                   STRATEGIES

--------------------------------------------------------------------------------

PRINCIPAL RISKS


The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment Objective, Strategies and Risks" heading for that fund.


Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.


ASSET ALLOCATION RISK. Mitchell Hutchins may not be successful in choosing the best allocation of a fund's assets among the market sectors in which it may invest. A fund that allocates its assets among market sectors is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in each sector than are funds that do not allocate among market sectors.


CONCENTRATION RISK. This means that a fund normally invests at least 25% of its total assets in a single industry group. U.S. Government Income Fund and Low Duration Fund each normally concentrates its investments in U.S. government and privately issued bonds that are backed by mortgages or other assets. Concentration increases a fund's exposure to that industry group and might cause the fund's net asset value to change more than it otherwise would.


CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. High yield, lower quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.



DERIVATIVES RISK. The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset, reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives as a hedge, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.


EMERGING MARKETS RISK. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities (see below). However, the level of those risks often is higher due to the fact that political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.


EQUITY RISK. The prices of stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A fund may lose a substantial part, or even all, of its investment in a company's stock.



FOREIGN INVESTING RISK. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation.


--------------------------------------------------------------------------------
                               Prospectus Page 19

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber    U.S. Government Income Fund   Low Duration U.S. Government Income
                                      Fund
Investment Grade Income Fund        High Income Fund       Strategic Income Fund

INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

LEVERAGE RISK. Leverage involves increasing the total assets in which a fund can invest beyond the level of the fund's net assets. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. U.S. Government Income Fund and Low Duration Fund, each of which uses leverage by investing in when-issued and delayed delivery bonds, attempt to limit the potential magnifying effect of the leverage by managing portfolio duration.


NON-DIVERSIFIED STATUS RISK. Strategic Income Fund is non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than if the fund held only a smaller position.



PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.


ADDITIONAL INVESTMENT STRATEGIES


DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, a fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be consistent with achieving a fund's investment objective. However, with the exception of High Income Fund, each fund also may invest in money market instruments on an unlimited basis as part of its ordinary investment strategy. High Income Fund may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity.



PORTFOLIO TURNOVER. Each fund may engage in frequent trading in order to achieve its investment objective. Frequent trading may result in portfolio turnover over 100% or more (high portfolio turnover).


Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable dividends in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on dividends that represent short-term capital gains than they would pay on dividends that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs.

The funds do not restrict the frequency of trading in order to limit expenses or the tax effect that the fund's dividends may have on shareholders.

--------------------------------------------------------------------------------
                               Prospectus Page 20

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber    U.S. Government Income Fund   Low Duration U.S. Government Income
                                      Fund
Investment Grade Income Fund        High Income Fund       Strategic Income Fund


                           MANAGING YOUR FUND ACCOUNT


--------------------------------------------------------------------------------

FLEXIBLE PRICING


The funds offer four classes of shares--Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund investment. Class Y shares are available only to certain types of investors.



Each fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.


CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each fund are described in the following tables.

CLASS A SALES CHARGES FOR: U.S. GOVERNMENT INCOME FUND
                      INVESTMENT GRADE INCOME FUND
                      HIGH INCOME FUND
                      STRATEGIC INCOME FUND

                                            SALES CHARGE AS A PERCENTAGE   DISCOUNT TO SELECTED
                                                        OF:                 DEALERS AS
                                            OFFERING     NET AMOUNT        PERCENTAGE OF OFFERING
AMOUNT OF INVESTMENT                         PRICE       INVESTED              PRICE
------------------------------------------     ----           ----                  ----
Less than $100,000........................     4.00%          4.17%                 3.75%
$100,000 to $249,999......................     3.00           3.09                  2.75
$250,000 to $499,999......................     2.25           2.30                  2.00
$500,000 to $999,999......................     1.75           1.78                  1.50
$1,000,000 and over(1)....................     None           None                  1.00(2)

CLASS A SALES CHARGES FOR: LOW DURATION
  FUND
Less than $100,000........................     3.00%          3.09%                 2.75%
$100,000 to $249,999......................     2.50           2.56                  2.25
$250,000 to $499,999......................     2.00           2.04                  1.75
$500,000 to $999,999......................     1.50           1.52                  1.25
$1,000,000 and over(1)....................     None           None                  1.00(2)

---------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the funds' Systematic Withdrawal Plan are not subject to this charge.

(2) Mitchell Hutchins pays 1% to PaineWebber.

--------------------------------------------------------------------------------
                               Prospectus Page 21

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber    U.S. Government Income Fund   Low Duration U.S. Government Income
                                      Fund
Investment Grade Income Fund        High Income Fund       Strategic Income Fund

SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

- your spouse, parents or children under age 21;

- your Individual Retirement Accounts (IRAs);

- certain employee benefit plans, including 401(k) plans;

- a company that you control;

- a trust that you created;

- Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

- accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:

- Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

- Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

  -- you were the Financial Advisor's client at the competing brokerage firm;

  -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

  -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

- Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;


- Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;



- Are a participant in the PaineWebber Members Only-SM- Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or



- Acquire these shares through a PaineWebber InsightOne-SM- Program brokerage account.


NOTE: See the funds' SAI for some other sales charge waivers. If you think you qualify for any sales charge reductions or waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the funds' Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.


Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.


If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

--------------------------------------------------------------------------------
                               Prospectus Page 22

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber    U.S. Government Income Fund   Low Duration U.S. Government Income
                                      Fund
Investment Grade Income Fund        High Income Fund       Strategic Income Fund

U.S. GOVERNMENT INCOME FUND
INVESTMENT GRADE INCOME FUND
HIGH INCOME FUND
STRATEGIC INCOME FUND

                                PERCENTAGE BY WHICH
IF YOU SELL                    THE SHARES' NET ASSET
SHARES WITHIN:                 VALUE IS MULTIPLIED:
--------------                 ---------------------
1st year since purchase......              5%
2nd year since purchase......              4
3rd year since purchase......              3
4th year since purchase......              2
5th year since purchase......              2
6th year since purchase......              1
7th year since purchase......           None

LOW DURATION FUND

1st year since purchase......          3%
2nd year since purchase......          2
3rd year since purchase......          2
4th year since purchase......          1
5th year since purchase......       None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

If you exchange Class B shares of Low Duration Fund for shares of other PaineWebber mutual funds, you will be subject to the contingent deferred sales charges of the Class B shares that you acquire in the exchange. Usually, these are higher and are imposed over a longer period. If you exchange Class B shares of another fund for Class B shares of Low Duration Fund, you will continue to be subject to the contingent deferred sales charge of the original fund.

To minimize your deferred sales charge, we will assume that you are selling:

- First, Class B shares representing reinvested dividends, and

- Second, Class B shares that you have owned the longest.

SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

- You participate in the Systematic Withdrawal Plan;

- You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

- You receive a tax-free return of an excess IRA contribution;

- You receive a tax-qualified retirement plan distribution following retirement; or

- The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship.

NOTE: If you think you qualify for any of these sales charge waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.


Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.


Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.


You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 employees or less than $1 million in assets.



NOTE: If you think you qualify for this sales charge waiver, you may need to provide documentation to PaineWebber or the funds. For more information, you should contact your PaineWebber Financial Advisor or


--------------------------------------------------------------------------------
                               Prospectus Page 23

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber    U.S. Government Income Fund   Low Duration U.S. Government Income
                                      Fund
Investment Grade Income Fund        High Income Fund       Strategic Income Fund


correspondent firm or call 1-800-647-1568. If you want information on the funds' Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.


CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

- Buy shares through PaineWebber's PACE-SM- Multi-Advisor Program;

- Buy $10 million or more of PaineWebber fund shares at any one time;

- Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or

- Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

Class Y shares do not pay ongoing sales or distribution fees or sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the funds through the funds' transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must completed and sign the application and mail it, along with a check, to:


  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.


If you wish to invest in other PaineWebber Funds, you can do so by:

- Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

- Mailing an application with a check; or

- Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The funds and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS:
To open an account.........       $1,000
                 ($100 for Low Duration Fund)
To add to an account.......       $  100

Each fund may waive or reduce these amounts for:

- Employees of PaineWebber or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.


FREQUENT TRADING. The interests of a fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on a fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. A fund may notify the market timer that a purchase order or an exchange has been rejected after the day on which the order is placed.


SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

--------------------------------------------------------------------------------
                               Prospectus Page 24

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber    U.S. Government Income Fund   Low Duration U.S. Government Income
                                      Fund
Investment Grade Income Fund        High Income Fund       Strategic Income Fund

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

- Your name and address;

- The fund's name;

- The fund account number;

- The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not a part of these programs.

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of each fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.


PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.


OTHER INVESTORS. If you are not a PaineWebber client, you may exchange your shares by writing to the fund's transfer agent. You must include:

- Your name and address;

- The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

- Your account number;

- How much you are exchanging (by dollar amount or by number of shares to be sold); and


- A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)


Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

A fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION


The price at which you may buy, sell or exchange fund shares is based on net asset value per share. Each fund calculates net asset value on days that the New York Stock Exchange is open. Each fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted


--------------------------------------------------------------------------------
                               Prospectus Page 25

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber    U.S. Government Income Fund   Low Duration U.S. Government Income
                                      Fund
Investment Grade Income Fund        High Income Fund       Strategic Income Fund

for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.


Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

Each fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.


The funds calculate the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate net asset value. As a result, a fund's net asset value may change on days when you will not be able to buy and sell fund shares. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.


--------------------------------------------------------------------------------
                               Prospectus Page 26

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber    U.S. Government Income Fund   Low Duration U.S. Government Income
                                      Fund
Investment Grade Income Fund        High Income Fund       Strategic Income Fund

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT ADVISERS


Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the funds. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On February 29, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 76 separate portfolios and aggregate assets of approximately $54.4 billion.



Pacific Investment Management Company ("PIMCO") is the sub-adviser for Low Duration Fund. PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. As of December 31, 1999, PIMCO had approximately
$186 billion in assets under management and was adviser or sub-adviser of 18 investment companies with 65 portfolios and aggregate assets of approximately $53 billion.


The funds have received an exemptive order from the SEC that permits their boards to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. A fund's shareholders must approve this policy before its board may implement it. As of the date of this prospectus, the shareholders of none of the funds have done so.

PORTFOLIO MANAGERS

U.S. GOVERNMENT INCOME FUND. Nirmal Singh and Dennis L. McCauley are responsible for the day-to-day management of U.S. Government Income Fund's portfolio. Mr. Singh is a senior vice president of Mitchell Hutchins and has served as a portfolio manager with Mitchell Hutchins since 1993. He has been a portfolio manager for the fund since December 1994. Mr. McCauley is managing director and chief investment officer of fixed income investments of Mitchell Hutchins and has been a portfolio manager for the fund since March 1999. Further information about Mr. McCauley's background may be found below under "Strategic Income Fund."


LOW DURATION FUND. Scott Mather, an executive vice president of PIMCO, has been primarily responsible for the day-to-day management of Low Duration Fund's portfolio since January 2000. Prior to joining PIMCO in 1998, he was associated with Goldman Sachs where he was a trader in the fixed income division and specialized in structuring and trading a broad range of mortgage-backed securities as well as managing proprietary derivatives positions.



INVESTMENT GRADE INCOME FUND. Julieanna Berry is responsible for the day-to-day management of the fund's portfolio. Ms. Berry is a first vice president of Mitchell Hutchins, where she has been employed as a portfolio manager since 1989. Ms. Berry shared portfolio management responsibilities for the fund from June 1995 until February 2000, when she assumed full responsibility.



HIGH INCOME FUND. James F. Keegan has been responsible for the day-to-day management of the Fund's portfolio since February 2000. Mr. Keegan is a senior vice president of Mitchell Hutchins and is in charge of the Taxable Credit Group. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was a director with Merrion Group, L.P.


STRATEGIC INCOME FUND. Dennis L. McCauley, managing director and chief investment officer of fixed income investments of Mitchell Hutchins, has been Strategic Income Fund's allocation manager since March 1995. Mr. McCauley has been employed by Mitchell Hutchins since December 1994 and is responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins, Mr. McCauley worked for IBM Corporation, where he was director of fixed income

--------------------------------------------------------------------------------
                               Prospectus Page 27

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber    U.S. Government Income Fund   Low Duration U.S. Government Income
                                      Fund
Investment Grade Income Fund        High Income Fund       Strategic Income Fund

investments. He was responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley also served as vice president of IBM Credit Corporation's mutual funds and as a member of its retirement fund investment committee.


James F. Keegan is responsible for the day-to-day management of the fund's U.S. high yield securities sector. Nirmal Singh and Julieanna Berry share responsibility for the day-to-day management of the U.S. government and investment grade securities sector of the fund. Mr. Singh has held his responsibilities for the fund since December 1994; information on his background may be found under "U.S. Government Income Fund." Ms. Berry and Mr. Keegan have held their current responsibilities for the fund since February 2000; information on their backgrounds may be found under "Investment Grade Income Fund" and "High Income Fund," respectively. Stuart Waugh, a managing director of Mitchell Hutchins responsible for global fixed income and currency trading, is the sector manager responsible for the day-to-day management of Strategic Income Fund's foreign and emerging market bonds. Mr. Waugh has been employed by Mitchell Hutchins since 1984.


Other members of Mitchell Hutchins' fixed income and equity investments groups provide input on market outlook, interest rate forecasts, investment research and other considerations pertaining to each fund's investments.

ADVISORY FEES


The funds paid fees to Mitchell Hutchins for advisory and administration services during the most recent fiscal year at the following annual contract rates expressed as a percentage of a fund's average daily net assets:


U.S Government Income Fund.............    0.50%
Low Duration U.S Government Income
  Fund.................................    0.50%
Investment Grade Income Fund...........    0.50%
High Income Fund.......................    0.50%
Strategic Income Fund..................    0.75%


OTHER INFORMATION



The funds have received an exemptive order from the SEC that permits their boards to appoint and replace sub-advisers and to amend sub-advisory contracts without shareholder approval. A fund's shareholders must approve this policy before its board may implement it. The shareholders of Low Duration Fund have approved this policy. As of the date of this prospectus, the shareholders of other funds have not been asked to do so.


--------------------------------------------------------------------------------
                               Prospectus Page 28

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber    U.S. Government Income Fund   Low Duration U.S. Government Income
                                      Fund
Investment Grade Income Fund        High Income Fund       Strategic Income Fund

                              DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

DIVIDENDS

Strategic Income Fund normally declares and pays dividends monthly. The other funds normally declare dividends daily and pay them monthly. Each fund distributes substantially all of its gains, if any, annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B shares are expected to have the lowest dividends of any class of a fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its corresponding firms if you prefer to receive dividends in cash.

TAXES


The dividends that you receive from a fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.


When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange any fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.


Each fund expects that its dividends will be taxed primarily as ordinary income. The distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the fund held the assets that generated the gains for more than 12 months. Your fund will tell you how you should treat its dividends for tax purposes.



                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------


The following financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Shorter periods are shown for funds or classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends).



The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors (or, for Strategic Income Fund, PricewaterhouseCoopers LLP, independent accountants), whose reports, along with the funds' financial statements, are included in the funds' Annual Reports to Shareholders. Annual Reports may be obtained without charge by calling 1-800-647-1568.


--------------------------------------------------------------------------------
                               Prospectus Page 29

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber U.S. Government Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                                           U.S. GOVERNMENT INCOME FUND
                                            ---------------------------------------------------------
                                                                     CLASS A
                                            ---------------------------------------------------------
                                                        FOR THE YEARS ENDED NOVEMBER 30,
                                            ---------------------------------------------------------
                                              1999        1998        1997        1996        1995
                                            --------    --------    --------    --------    ---------
Net asset value, beginning of year......    $   9.20    $   8.94    $   8.86    $   9.12    $   8.50
                                            --------    --------    --------    --------    --------
Net investment income...................        0.50        0.51        0.54        0.55        0.58
Net realized and unrealized gains
  (losses) from investments, futures and
  options...............................       (0.69)       0.26        0.08       (0.26)       0.62
                                            --------    --------    --------    --------    --------
Net increase (decrease) from investment
  operations............................       (0.19)       0.77        0.62        0.29        1.20
                                            --------    --------    --------    --------    --------
Dividends from net investment income....       (0.50)      (0.51)      (0.54)      (0.55)      (0.58)
                                            --------    --------    --------    --------    --------
Net asset value, end of year............    $   8.51    $   9.20    $   8.94    $   8.86    $   9.12
                                            ========    ========    ========    ========    ========
Total investment return(1)..............       (2.14)%      9.06%       7.27%       3.39%      14.70%
                                            ========    ========    ========    ========    ========
Ratios/Supplemental data:
Net assets, end of year (000's).........    $231,569    $278,483    $291,470    $343,836    $430,285
Expenses to average net assets net of
  waivers from advisers (3).............        1.01%       1.03%       0.94%       0.94%       1.03%(2)
Net investment income to average net
  assets net of waivers from advisers
  (3)...................................        5.65%       5.69%       6.15%       6.24%       6.65%(2)
Portfolio turnover rate.................         375%        370%        322%        359%        206%


------------


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included.
(2)  These ratios include non-recurring acquisition expenses of 0.03%.
(3) During the year ended November 30, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the waiver represents less than 0.005%.


--------------------------------------------------------------------------------
                               Prospectus Page 30

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber U.S. Government Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                         U.S. GOVERNMENT INCOME FUND
                                            -----------------------------------------------------
                                                                   CLASS B
                                            -----------------------------------------------------
                                                      FOR THE YEARS ENDED NOVEMBER 30,
                                            -----------------------------------------------------
                                             1999       1998       1997       1996        1995
                                            -------    -------    -------    -------    ---------
Net asset value, beginning of year......    $  9.20    $  8.94    $  8.87    $  9.12    $   8.50
                                            -------    -------    -------    -------    --------
Net investment income...................       0.43       0.44       0.47       0.48        0.51
Net realized and unrealized gains
  (losses) from investments, futures and
  options...............................      (0.69)      0.26       0.07      (0.25)       0.63
                                            -------    -------    -------    -------    --------
Net increase (decrease) from investment
  operations............................      (0.26)      0.70       0.54       0.23        1.14
                                            -------    -------    -------    -------    --------
Dividends from net investment income....      (0.43)     (0.44)     (0.47)     (0.48)      (0.52)
                                            -------    -------    -------    -------    --------
Net asset value, end of year............    $  8.51    $  9.20    $  8.94    $  8.87    $   9.12
                                            =======    =======    =======    =======    ========
Total investment return(1)..............      (2.93)%     8.16%      6.34%      2.72%      13.81%
                                            =======    =======    =======    =======    ========
Ratios/Supplemental data:
Net assets, end of year (000's).........    $13,278    $23,318    $42,097    $61,873    $ 82,469
Expenses to average net assets net of
  waivers from advisers (3).............       1.82%      1.83%      1.69%      1.70%       1.81%(2)
Net investment income to average net
  assets net of waivers from advisers
  (3)...................................       4.81%      4.87%      5.40%      5.47%       5.88%(2)
Portfolio turnover rate.................        375%       370%       322%       359%        206%

                                                      U.S. GOVERNMENT INCOME FUND
                                          ---------------------------------------------------
                                                                CLASS C
                                          ---------------------------------------------------
                                                   FOR THE YEARS ENDED NOVEMBER 30,
                                          ---------------------------------------------------
                                           1999       1998       1997       1996       1995
                                          -------    -------    -------    -------    -------
Net asset value, beginning of year......  $  9.19    $  8.93    $  8.86    $  9.11    $  8.49
                                          -------    -------    -------    -------    -------
Net investment income...................     0.45       0.47       0.49       0.50       0.53
Net realized and unrealized gains
  (losses) from investments, futures and
  options...............................    (0.69)      0.26       0.07      (0.25)      0.63
                                          -------    -------    -------    -------    -------
Net increase (decrease) from investment
  operations............................    (0.24)      0.73       0.56       0.25       1.16
                                          -------    -------    -------    -------    -------
Dividends from net investment income....    (0.45)     (0.47)     (0.49)     (0.50)     (0.54)
                                          -------    -------    -------    -------    -------
Net asset value, end of year............  $  8.50    $  9.19    $  8.93    $  8.86    $  9.11
                                          =======    =======    =======    =======    =======
Total investment return(1)..............    (2.65)%     8.50%      6.62%      2.98%     14.12%
                                          =======    =======    =======    =======    =======
Ratios/Supplemental data:
Net assets, end of year (000's).........  $20,021    $25,076    $28,132    $37,754    $53,832
Expenses to average net assets net of
  waivers from advisers (3).............     1.53%      1.54%      1.44%      1.45%      1.55%(2)
Net investment income to average net
  assets net of waivers from advisers
  (3)...................................     5.13%      5.17%      5.66%      5.74%      6.17%(2)
Portfolio turnover rate.................      375%       370%       322%       359%       206%

                                                    U.S. GOVERNMENT INCOME FUND
                                          ------------------------------------------------
                                                              CLASS Y
                                          ------------------------------------------------
                                                  FOR THE YEARS ENDED NOVEMBER 30,
                                          ------------------------------------------------
                                           1999       1998       1997      1996      1995
                                          -------    -------    ------    ------    ------
Net asset value, beginning of year......  $  9.19    $  8.93    $ 8.86    $ 9.11    $ 8.49
                                          -------    -------    ------    ------    ------
Net investment income...................     0.52       0.54      0.56      0.57      0.61
Net realized and unrealized gains
  (losses) from investments, futures and
  options...............................    (0.69)      0.26      0.07     (0.25)     0.62
                                          -------    -------    ------    ------    ------
Net increase (decrease) from investment
  operations............................    (0.17)      0.80      0.63      0.32      1.23
                                          -------    -------    ------    ------    ------
Dividends from net investment income....    (0.52)     (0.54)    (0.56)    (0.57)    (0.61)
                                          -------    -------    ------    ------    ------
Net asset value, end of year............  $  8.50    $  9.19    $ 8.93    $ 8.86    $ 9.11
                                          =======    =======    ======    ======    ======
Total investment return(1)..............    (1.84)%     9.41%     7.43%     3.81%    15.06%
                                          =======    =======    ======    ======    ======
Ratios/Supplemental data:
Net assets, end of year (000's).........  $11,450    $11,547    $6,816    $6,495    $7,957
Expenses to average net assets net of
  waivers from advisers (3).............     0.69%      0.71%     0.67%     0.64%     0.71%(2)
Net investment income to average net
  assets net of waivers from advisers
  (3)...................................     5.97%      5.99%     6.41%     6.53%     6.96%(2)
Portfolio turnover rate.................      375%       370%      322%      359%      206%


------------

--------------------------------------------------------------------------------
                               Prospectus Page 31

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber Low Duration U.S. Government Income Fund

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                  LOW DURATION U.S. GOVERNMENT INCOME FUND
                                            -----------------------------------------------------
                                                                   CLASS A
                                            -----------------------------------------------------
                                                      FOR THE YEARS ENDED NOVEMBER 30,
                                            -----------------------------------------------------
                                             1999       1998       1997       1996        1995
                                            -------    -------    -------    -------    ---------
Net asset value, beginning of period....    $  2.38    $  2.37    $  2.35    $  2.34    $   2.25
                                            -------    -------    -------    -------    --------
Net investment income...................       0.12       0.13       0.13       0.14        0.13
Net realized and unrealized gains
  (losses) from
  investments, futures and options......      (0.07)      0.01       0.02       0.01        0.09
                                            -------    -------    -------    -------    --------
Net increase (decrease) from
  operations............................       0.05       0.14       0.15       0.15        0.22
                                            -------    -------    -------    -------    --------
Dividends from net investment income....      (0.12)     (0.13)     (0.13)     (0.14)      (0.13)
                                            -------    -------    -------    -------    --------
Net asset value, end of year............    $  2.31    $  2.38    $  2.37    $  2.35    $   2.34
                                            =======    =======    =======    =======    ========
Total investment return(1)..............       1.99%      6.11%      6.67%      6.46%      10.25%
                                            =======    =======    =======    =======    ========
Ratios/Supplemental data:
Net assets, end of period (000's).......    $87,142    $63,606    $33,648    $71,216    $127,961
Expenses to average net assets..........       0.96%      1.07%+     1.04%      1.21%       1.15%
Net investment income to average net
  assets................................       4.95%      5.37%+     5.72%      5.84%       5.89%
Portfolio turnover rate.................        270%       411%       359%       210%        242%


------------


  #  Commencement of issuance of shares
  *  Annualized
  + Includes 0.13% of interest expense related to the reverse repurchase agreement transaction entered into during the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods less than on year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 32

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber Low Duration U.S. Government Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                LOW DURATION U.S. GOVERNMENT INCOME FUND
                                            -------------------------------------------------
                                                                 CLASS B
                                            -------------------------------------------------

                                                    FOR THE YEARS ENDED NOVEMBER 30,
                                            -------------------------------------------------
                                             1999      1998      1997      1996       1995
                                            ------    ------    ------    ------    ---------
Net asset value, beginning of period....    $ 2.38    $ 2.37    $ 2.35    $ 2.34    $   2.25
                                            ------    ------    ------    ------    --------
Net investment income...................      0.10      0.11      0.11      0.12        0.11
Net realized and unrealized gains
  (losses) from
  investments, futures and options......     (0.08)     0.01      0.02      0.01        0.09
                                            ------    ------    ------    ------    --------
Net increase (decrease) from
  operations............................      0.02      0.12      0.13      0.13        0.20
                                            ------    ------    ------    ------    --------
Dividends from net investment income....     (0.10)    (0.11)    (0.11)    (0.12)      (0.11)
                                            ------    ------    ------    ------    --------
Net asset value, end of year............    $ 2.30    $ 2.38    $ 2.37    $ 2.35    $   2.34
                                            ======    ======    ======    ======    ========
Total investment return(1)..............      0.71%     5.24%     5.81%     5.60%       9.30%
                                            ======    ======    ======    ======    ========
Ratios/Supplemental data:
Net assets, end of period (000's).......    $5,589    $7,670    $6,949    $7,716    $  9,147
Expenses to average net assets..........      1.78%     1.91%+    1.87%     2.03%       2.02%
Net investment income to average net
  assets................................      4.14%     4.58%+    4.80%     4.99%       5.03%
Portfolio turnover rate.................       270%      411%      359%      210%        242%

                                                LOW DURATION U.S. GOVERNMENT INCOME FUND
                                          -----------------------------------------------------
                                                                 CLASS C
                                          -----------------------------------------------------

                                                    FOR THE YEARS ENDED NOVEMBER 30,
                                          -----------------------------------------------------
                                           1999       1998       1997        1996        1995
                                          -------    -------    -------    --------    --------
Net asset value, beginning of period....  $  2.38    $  2.37    $  2.35    $   2.34    $   2.25
                                          -------    -------    -------    --------    --------
Net investment income...................     0.10       0.12       0.12        0.12        0.12
Net realized and unrealized gains
  (losses) from
  investments, futures and options......    (0.08)      0.01       0.02        0.01        0.09
                                          -------    -------    -------    --------    --------
Net increase (decrease) from
  operations............................     0.02       0.13       0.14        0.13        0.21
                                          -------    -------    -------    --------    --------
Dividends from net investment income....    (0.10)     (0.12)     (0.12)      (0.12)      (0.12)
                                          -------    -------    -------    --------    --------
Net asset value, end of year............  $  2.30    $  2.38    $  2.37    $   2.35    $   2.34
                                          =======    =======    =======    ========    ========
Total investment return(1)..............     0.90%      5.46%      6.05%       5.82%       9.60%
                                          =======    =======    =======    ========    ========
Ratios/Supplemental data:
Net assets, end of period (000's).......  $63,083    $78,923    $91,700    $123,203    $180,169
Expenses to average net assets..........     1.60%      1.72%+     1.64%       1.80%       1.75%
Net investment income to average net
  assets................................     4.33%      4.78%+     5.05%       5.22%       5.31%
Portfolio turnover rate.................      270%       411%       359%        210%        242%

                                                LOW DURATION U.S. GOVERNMENT INCOME FUND
                                          ----------------------------------------------------
                                                                CLASS Y
                                          ----------------------------------------------------
                                                                                FOR THE PERIOD
                                                    FOR THE YEARS                OCTOBER 20,
                                                  ENDED NOVEMBER 30,               1995# TO
                                          ----------------------------------     NOVEMBER 30,
                                           1999      1998     1997     1996          1995
                                          ------    ------    -----    -----    --------------
Net asset value, beginning of period....  $ 2.38    $ 2.37    $2.35    $2.34       $   2.33
                                          ------    ------    -----    -----       --------
Net investment income...................    0.12      0.14     0.14     0.14           0.01
Net realized and unrealized gains
  (losses) from
  investments, futures and options......   (0.08)     0.01     0.02     0.01           0.01
                                          ------    ------    -----    -----       --------
Net increase (decrease) from
  operations............................    0.04      0.15     0.16     0.15           0.02
                                          ------    ------    -----    -----       --------
Dividends from net investment income....   (0.12)    (0.14)   (0.14)   (0.14)         (0.01)
                                          ------    ------    -----    -----       --------
Net asset value, end of year............  $ 2.30    $ 2.38    $2.37    $2.35       $   2.34
                                          ======    ======    =====    =====       ========
Total investment return(1)..............    1.81%     6.37%    6.87%    6.64%          0.83%
                                          ======    ======    =====    =====       ========
Ratios/Supplemental data:
Net assets, end of period (000's).......  $3,059    $1,810    $ 352    $ 333       $    321
Expenses to average net assets..........    0.70%     0.79%+   0.86%    0.99%          0.99%*
Net investment income to average net
  assets................................    5.24%     5.60%+   5.82%    6.00%          5.87%*
Portfolio turnover rate.................     270%      411%     359%     210%           242%


------------

--------------------------------------------------------------------------------
                               Prospectus Page 33

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber Investment Grade Income Fund

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                INVESTMENT GRADE INCOME FUND
                                  ---------------------------------------------------------
                                                           CLASS A
                                  ---------------------------------------------------------
                                              FOR THE YEARS ENDED NOVEMBER 30,
                                  ---------------------------------------------------------
                                    1999        1998        1997        1996        1995
                                  --------    --------    --------    --------    ---------
Net asset value, beginning of
  period......................    $  10.79    $  10.85    $  10.59    $  10.68    $   9.67
                                  --------    --------    --------    --------    --------
Net investment income.........        0.67        0.74        0.74        0.73        0.76
Net realized and unrealized
  gains (losses) from
  investments, futures and
  options.....................       (0.84)      (0.06)       0.26       (0.09)       1.01
                                  --------    --------    --------    --------    --------
Net increase (decrease) from
  investment operations.......       (0.17)       0.68        1.00        0.64        1.77
                                  --------    --------    --------    --------    --------
Dividends from net investment
  income......................       (0.67)      (0.74)      (0.74)      (0.73)      (0.76)
                                  --------    --------    --------    --------    --------
Net asset value, end of
  period......................    $   9.95    $  10.79    $  10.85    $  10.59    $  10.68
                                  ========    ========    ========    ========    ========
Total investment return(1)....       (1.62)%      6.37%       9.88%       6.33%      18.95%
                                  ========    ========    ========    ========    ========
Ratios/Supplemental data:
Net assets, end of period
  (000's).....................    $201,465    $216,402    $212,472    $229,117    $258,898
Expenses to average net assets
  net of waivers from
  adviser(2)..................        0.95%       0.93%       1.03%       0.94%       0.95%
Net investment income to
  average net assets net of
  waivers from adviser(2).....        6.48%       6.56%       7.07%       7.02%       7.42%
Portfolio turnover rate.......         195%        173%        109%        115%        149%


------------


  +  Commencement of issuance of shares
  *  Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(2) During the year ended November 30, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the waiver represents less than 0.005%.


--------------------------------------------------------------------------------
                               Prospectus Page 34

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber Investment Grade Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                             INVESTMENT GRADE INCOME FUND
                                  ---------------------------------------------------
                                                        CLASS B
                                  ---------------------------------------------------

                                           FOR THE YEARS ENDED NOVEMBER 30,
                                  ---------------------------------------------------
                                   1999       1998       1997       1996       1995
                                  -------    -------    -------    -------    -------
Net asset value, beginning of
  period......................    $ 10.79    $ 10.85    $ 10.58    $ 10.67    $  9.67
                                  -------    -------    -------    -------    -------
Net investment income.........       0.58       0.65       0.66       0.65       0.68
Net realized and unrealized
  gains (losses) from
  investments, futures and
  options.....................      (0.84)     (0.06)      0.27      (0.09)      1.00
                                  -------    -------    -------    -------    -------
Net increase (decrease) from
  investment operations.......      (0.26)      0.59       0.93       0.56       1.68
                                  -------    -------    -------    -------    -------
Dividends from net investment
  income......................      (0.59)     (0.65)     (0.66)     (0.65)     (0.68)
                                  -------    -------    -------    -------    -------
Net asset value, end of
  period......................    $  9.94    $ 10.79    $ 10.85    $ 10.58    $ 10.67
                                  =======    =======    =======    =======    =======
Total investment return(1)....      (2.46)%     5.56%      9.17%      5.54%     17.97%
                                  =======    =======    =======    =======    =======
Ratios/Supplemental data:
Net assets, end of period
  (000's).....................    $26,415    $41,124    $44,829    $58,364    $71,372
Expenses to average net assets
  net of waivers from
  adviser(2)..................       1.70%      1.69%      1.78%      1.68%      1.70%
Net investment income to
  average net assets net of
  waivers from adviser(2).....       5.67%      5.79%      6.31%      6.27%      6.67%
Portfolio turnover rate.......        195%       173%       109%       115%       149%

                                                              INVESTMENT GRADE INCOME FUND
                                ----------------------------------------------------------------------------------------
                                                      CLASS C                                      CLASS Y
                                ---------------------------------------------------  -----------------------------------
                                                                                                              FOR THE
                                                                                                              PERIOD
                                                                                        FOR THE YEAR       FEBRUARY 18,
                                         FOR THE YEARS ENDED NOVEMBER 30,                  ENDED           1998+ THROUGH
                                ---------------------------------------------------     NOVEMBER 30,       NOVEMBER 30,
                                 1999       1998       1997       1996       1995           1999               1998
                                -------    -------    -------    -------    -------  ------------------    -------------
Net asset value, beginning of
  period......................  $ 10.79    $ 10.85    $ 10.59    $ 10.68    $  9.67       $ 10.80            $  10.99
                                -------    -------    -------    -------    -------       -------            --------
Net investment income.........     0.61       0.68       0.69       0.68       0.70          0.69                0.57
Net realized and unrealized
  gains (losses) from
  investments, futures and
  options.....................    (0.84)     (0.06)      0.26      (0.09)      1.01         (0.84)              (0.19)
                                -------    -------    -------    -------    -------       -------            --------
Net increase (decrease) from
  investment operations.......    (0.23)      0.62       0.95       0.59       1.71         (0.15)               0.38
                                -------    -------    -------    -------    -------       -------            --------
Dividends from net investment
  income......................    (0.62)     (0.68)     (0.69)     (0.68)     (0.70)        (0.70)              (0.57)
                                -------    -------    -------    -------    -------       -------            --------
Net asset value, end of
  period......................  $  9.94    $ 10.79    $ 10.85    $ 10.59    $ 10.68       $  9.95            $  10.80
                                =======    =======    =======    =======    =======       =======            ========
Total investment return(1)....    (2.20)%     5.84%      9.34%      5.80%     18.37%        (1.43)%              3.51%
                                =======    =======    =======    =======    =======       =======            ========
Ratios/Supplemental data:
Net assets, end of period
  (000's).....................  $29,560    $34,457    $29,204    $32,337    $39,150       $ 4,613            $  2,682
Expenses to average net assets
  net of waivers from
  adviser(2)..................     1.44%      1.42%      1.53%      1.44%      1.45%         0.66%               0.62%*
Net investment income to
  average net assets net of
  waivers from adviser(2).....     5.97%      6.04%      6.57%      6.51%      6.95%         6.84%               6.71%*
Portfolio turnover rate.......      195%       173%       109%       115%       149%          195%                173%


------------

--------------------------------------------------------------------------------
                               Prospectus Page 35

--------------------------------------------------------------------------------
                            ------------------------
                          PaineWebber High Income Fund

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                      HIGH INCOME FUND
                                  --------------------------------------------------------
                                                          CLASS A
                                  --------------------------------------------------------
                                              FOR THE YEARS ENDED NOVEMBER 30,
                                  --------------------------------------------------------
                                    1999        1998        1997        1996        1995
                                  --------    --------    --------    --------    --------
Net asset value, beginning of
  period......................    $   6.66    $   7.63    $   7.35    $   6.96    $   7.14
                                  --------    --------    --------    --------    --------
Net investment income.........        0.71**      0.67        0.69        0.72        0.79
Net realized and unrealized
  gains (losses) from
  investments.................       (0.55)**    (0.99)       0.27        0.37       (0.17)
                                  --------    --------    --------    --------    --------
Net increase (decrease) from
  investment operations.......        0.16       (0.32)       0.96        1.09        0.62
                                  --------    --------    --------    --------    --------
Dividends from net investment
  income......................       (0.70)      (0.65)      (0.68)      (0.70)      (0.80)
                                  --------    --------    --------    --------    --------
Net asset value, end of
  period......................    $   6.12    $   6.66    $   7.63    $   7.35    $   6.96
                                  ========    ========    ========    ========    ========
Total investment return(1)....        2.42%      (4.46)%     13.59%      16.55%       9.01%
                                  ========    ========    ========    ========    ========
Ratios/Supplemental data:
Net assets, end of period
  (000's).....................    $232,825    $258,559    $272,325    $243,564    $248,619
Expenses to average net
  assets......................        0.94%       0.91%       0.98%       0.96%       0.93%
Net investment income to
  average net assets..........       10.83%       9.10%       9.21%      10.10%      11.17%
Portfolio turnover rate.......          62%        161%        160%        142%         94%


-----------


  *  Annualized
 **  Calculated using average daily shares outstanding for the period.
  +  Commencement of issuance of shares
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 36

--------------------------------------------------------------------------------
                            ------------------------
                          PaineWebber High Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                     HIGH INCOME FUND
                                  -------------------------------------------------------
                                                          CLASS B
                                  -------------------------------------------------------

                                             FOR THE YEARS ENDED NOVEMBER 30,
                                  -------------------------------------------------------
                                   1999        1998        1997        1996        1995
                                  -------    --------    --------    --------    --------
Net asset value, beginning of
  period......................    $  6.65    $   7.63    $   7.35    $   6.95    $   7.14
                                  -------    --------    --------    --------    --------
Net investment income.........       0.66**      0.63        0.63        0.66        0.74
Net realized and unrealized
  gains (losses) from
  investments.................      (0.55)**    (1.01)       0.27        0.39       (0.18)
                                  -------    --------    --------    --------    --------
Net increase (decrease) from
  investment operations.......       0.11       (0.38)       0.90        1.05        0.56
                                  -------    --------    --------    --------    --------
Dividends from net investment
  income......................      (0.65)      (0.60)      (0.62)      (0.65)      (0.75)
                                  -------    --------    --------    --------    --------
Net asset value, end of
  period......................    $  6.11    $   6.65    $   7.63    $   7.35    $   6.95
                                  =======    ========    ========    ========    ========
Total investment return(1)....       1.63%      (5.32)%     12.76%      15.86%       8.05%
                                  =======    ========    ========    ========    ========
Ratios/Supplemental data:
Net assets, end of period
  (000's).....................    $93,390    $176,997    $236,656    $215,492    $212,946
Expenses to average net
  assets......................       1.70%       1.66%       1.73%       1.71%       1.68%
Net investment income to
  average net assets..........      10.03%       8.30%       8.45%       9.34%      10.42%
Portfolio turnover rate.......         62%        161%        160%        142%         94%

                                                                   HIGH INCOME FUND
                                ---------------------------------------------------------------------------------------
                                                       CLASS C                                       CLASS Y
                                ------------------------------------------------------    -----------------------------
                                                                                                             FOR THE
                                                                                                             PERIOD
                                                                                            FOR THE       FEBRUARY 20,
                                                                                              YEAR            1998+
                                           FOR THE YEARS ENDED NOVEMBER 30,                  ENDED           THROUGH
                                ------------------------------------------------------    NOVEMBER 30,    NOVEMBER 30,
                                 1999       1998        1997       1996        1995           1999            1998
                                -------    -------    --------    -------    ---------    ------------    -------------
Net asset value, beginning of
  period......................  $  6.67    $  7.64    $   7.36    $  6.97    $   7.15       $   6.65        $   7.79
                                -------    -------    --------    -------    --------       --------        --------
Net investment income.........     0.67**     0.64        0.65       0.68        0.76           0.72**          0.53
Net realized and unrealized
  gains (losses) from
  investments.................    (0.55)**   (0.99)       0.27       0.38       (0.18)         (0.54)**        (1.14)
                                -------    -------    --------    -------    --------       --------        --------
Net increase (decrease) from
  investment operations.......     0.12      (0.35)       0.92       1.06        0.58           0.18           (0.61)
                                -------    -------    --------    -------    --------       --------        --------
Dividends from net investment
  income......................    (0.67)     (0.62)      (0.64)     (0.67)      (0.76)         (0.72)          (0.53)
                                -------    -------    --------    -------    --------       --------        --------
Net asset value, end of
  period......................  $  6.12    $  6.67    $   7.64    $  7.36    $   6.97       $   6.11        $   6.65
                                =======    =======    ========    =======    ========       ========        ========
Total investment return(1)....     1.75%     (4.92)%     13.03%     15.96%       8.45%          2.68%          (8.43)%
                                =======    =======    ========    =======    ========       ========        ========
Ratios/Supplemental data:
Net assets, end of period
  (000's).....................  $80,961    $98,982    $115,757    $94,445    $103,911       $  2,142        $  2,633
Expenses to average net
  assets......................     1.44%      1.41%       1.48%      1.47%       1.44%          0.68%           0.63%*
Net investment income to
  average net assets..........    10.34%      8.58%       8.66%      9.60%      10.63%         11.16%           9.78%*
Portfolio turnover rate.......       62%       161%        160%       142%         94%            62%            161%


-----------

--------------------------------------------------------------------------------
                               Prospectus Page 37

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Strategic Income Fund

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                               STRATEGIC INCOME FUND
                                  --------------------------------------------------------------------------------
                                                                      CLASS A
                                  --------------------------------------------------------------------------------
                                                                   FOR THE PERIOD                   FOR THE PERIOD
                                             FOR THE                FEBRUARY 1,                      FEBRUARY 7,
                                           YEARS ENDED                  1996           FOR THE          1994+
                                          NOVEMBER 30,                THROUGH        YEAR ENDED        THROUGH
                                  -----------------------------     NOVEMBER 30,     JANUARY 31,     JANUARY 31,
                                   1999       1998       1997           1996            1996             1995
                                  -------    -------    -------    --------------    -----------    --------------
Net asset value, beginning of
  period......................    $  9.06    $  9.60    $  9.37        $ 8.99         $   8.60         $  10.00
                                  -------    -------    -------        ------         --------         --------
Net investment income.........       0.61       0.64       0.74          0.57             0.67             0.74
Net realized and unrealized
  gains (losses) from
  investments, foreign
  currency, futures contracts
  and written options.........      (0.48)     (0.48)      0.17          0.39             0.59            (1.49)
                                  -------    -------    -------        ------         --------         --------
Net increase (decrease) from
  investment operations.......       0.13       0.16       0.91          0.96             1.26            (0.75)
                                  -------    -------    -------        ------         --------         --------
Dividends from net investment
  income......................      (0.57)     (0.70)     (0.68)        (0.58)           (0.77)           (0.65)
Distributions from paid in
  capital.....................      (0.05)     --         --           --               --              --
Distributions from foreign
  currency transactions.......      (0.04)     --         --           --                (0.10)         --
                                  -------    -------    -------        ------         --------         --------
Total dividends and
  distributions to
  shareholders................      (0.66)     (0.70)     (0.68)        (0.58)           (0.87)           (0.65)
                                  -------    -------    -------        ------         --------         --------
Net asset value, end of
  period......................    $  8.53    $  9.06    $  9.60        $ 9.37         $   8.99         $   8.60
                                  =======    =======    =======        ======         ========         ========
Total investment return(1)....       1.56%      1.65%     10.04%        11.14%           15.27%           (7.61)%
                                  =======    =======    =======        ======         ========         ========
Ratios/Supplemental data:
Net assets, end of period
  (000's).....................    $40,688    $35,778    $20,909        $9,944         $  9,841         $ 11,148
Expenses to average net assets
  after waivers from
  adviser(2)..................       1.30%      1.34%      1.65%         1.89%*           1.74%            1.49%*
Net investment income to
  average net assets after
  waivers from adviser(2).....       7.45%      6.97%      7.35%         7.69%*           8.52%            8.06%*
Portfolio turnover rate.......        226%       192%       140%          101%              91%             117%


------------


  +  Commencement of operations
  *  Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.
(2) During the year ended November 30, 1997 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets would have been 1.66% for Class A, and 2.45% for Class B. During the year ended
     November 30, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waivers are the same since the waiver represents less than 0.005%.


--------------------------------------------------------------------------------
                               Prospectus Page 38

--------------------------------------------------------------------------------
                            ------------------------
                       PaineWebber Strategic Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                               STRATEGIC INCOME FUND
                                  --------------------------------------------------------------------------------
                                                                      CLASS B
                                  --------------------------------------------------------------------------------
                                                                   FOR THE PERIOD                   FOR THE PERIOD
                                             FOR THE                FEBRUARY 1,                      FEBRUARY 7,
                                           YEARS ENDED                  1996           FOR THE          1994+
                                          NOVEMBER 30,                THROUGH        YEAR ENDED        THROUGH
                                  -----------------------------     NOVEMBER 30,     JANUARY 31,     JANUARY 31,
                                   1999       1998       1997           1996            1996             1995
                                  -------    -------    -------    --------------    -----------    --------------
Net asset value, beginning of
  period......................    $  9.05    $  9.59    $  9.36       $  8.98         $   8.60         $  10.00
                                  -------    -------    -------       -------         --------         --------
Net investment income.........       0.54       0.56       0.67          0.51             0.60             0.66
Net realized and unrealized
  gains (losses) from
  investments, foreign
  currency, futures contracts
  and written options.........      (0.47)     (0.47)      0.16          0.39             0.59            (1.47)
                                  -------    -------    -------       -------         --------         --------
Net increase (decrease) from
  investment operations.......       0.07       0.09       0.83          0.90             1.19            (0.81)
                                  -------    -------    -------       -------         --------         --------
Dividends from net investment
  income......................      (0.51)     (0.63)     (0.60)        (0.52)           (0.71)           (0.59)
Distributions from paid in
  capital.....................      (0.05)     --         --           --               --              --
Distributions from foreign
  currency transactions.......      (0.04)     --         --           --                (0.10)         --
                                  -------    -------    -------       -------         --------         --------
Total dividends and
  distributions to
  shareholders................      (0.60)     (0.63)     (0.60)        (0.52)           (0.81)           (0.59)
                                  -------    -------    -------       -------         --------         --------
Net asset value, end of
  period......................    $  8.52    $  9.05    $  9.59       $  9.36         $   8.98         $   8.60
                                  =======    =======    =======       =======         ========         ========
Total investment return(1)....       0.76%      0.87%      9.20%        10.46%           14.37%           (8.22)%
                                  =======    =======    =======       =======         ========         ========
Ratios/Supplemental data:
Net assets, end of period
  (000's).....................    $38,062    $45,217    $41,650       $37,249         $ 40,653         $ 40,710
Expenses to average net assets
  after waivers from
  adviser(2)..................       2.08%      2.12%      2.43%         2.63%*           2.49%            2.24%*
Net investment income to
  average net assets after
  waivers from adviser(2).....       6.66%      5.98%      6.56%         6.93%*           7.77%            7.46%*
Portfolio turnover rate.......        226%       192%       140%          101%              91%             117%

                                                             STRATEGIC INCOME FUND
                                --------------------------------------------------------------------------------
                                                                    CLASS C
                                --------------------------------------------------------------------------------
                                                                 FOR THE PERIOD                   FOR THE PERIOD
                                           FOR THE                FEBRUARY 1,                      FEBRUARY 7,
                                         YEARS ENDED                  1996           FOR THE          1994+
                                        NOVEMBER 30,                THROUGH        YEAR ENDED        THROUGH
                                -----------------------------     NOVEMBER 30,     JANUARY 31,     JANUARY 31,
                                 1999       1998       1997           1996            1996             1995
                                -------    -------    -------    --------------    -----------    --------------
Net asset value, beginning of
  period......................  $  9.05    $  9.59    $  9.37       $  8.98         $   8.60         $  10.00
                                -------    -------    -------       -------         --------         --------
Net investment income.........     0.57       0.59       0.70          0.53             0.62             0.69
Net realized and unrealized
  gains (losses) from
  investments, foreign
  currency, futures contracts
  and written options.........    (0.48)     (0.48)      0.15          0.40             0.59            (1.48)
                                -------    -------    -------       -------         --------         --------
Net increase (decrease) from
  investment operations.......     0.09       0.11       0.85          0.93             1.21            (0.79)
                                -------    -------    -------       -------         --------         --------
Dividends from net investment
  income......................    (0.53)     (0.65)     (0.63)        (0.54)           (0.73)           (0.61)
Distributions from paid in
  capital.....................    (0.05)     --         --           --               --              --
Distributions from foreign
  currency transactions.......    (0.04)     --         --           --                (0.10)         --
                                -------    -------    -------       -------         --------         --------
Total dividends and
  distributions to
  shareholders................    (0.62)     (0.65)     (0.63)        (0.54)           (0.83)           (0.61)
                                -------    -------    -------       -------         --------         --------
Net asset value, end of
  period......................  $  8.52    $  9.05    $  9.59       $  9.37         $   8.98         $   8.60
                                =======    =======    =======       =======         ========         ========
Total investment return(1)....     1.03%      1.14%      9.37%        10.80%           14.63%           (8.02)%
                                =======    =======    =======       =======         ========         ========
Ratios/Supplemental data:
Net assets, end of period
  (000's).....................  $27,237    $30,133    $23,117       $17,101         $ 19,232         $ 21,208
Expenses to average net assets
  after waivers from
  adviser(2)..................     1.82%      1.86%      2.17%         2.38%*           2.24%            1.98%*
Net investment income to
  average net assets after
  waivers from adviser(2).....     6.92%      6.24%      6.82%         7.19%*           8.03%            7.62%*
Portfolio turnover rate.......      226%       192%       140%          101%              91%             117%

                                     STRATEGIC INCOME FUND
                                -------------------------------
                                            CLASS Y
                                -------------------------------
                                                 FOR THE PERIOD
                                                  FEBRUARY 17,
                                   FOR THE           1998+
                                 YEAR ENDED         THROUGH
                                NOVEMBER 30,      NOVEMBER 30,
                                    1999              1998
                                -------------    --------------
Net asset value, beginning of
  period......................      $  9.05         $   9.72
                                    -------         --------
Net investment income.........         0.63             0.56
Net realized and unrealized
  gains (losses) from
  investments, foreign
  currency, futures contracts
  and written options.........        (0.46)           (0.66)
                                    -------         --------
Net increase (decrease) from
  investment operations.......         0.17            (0.10)
                                    -------         --------
Dividends from net investment
  income......................        (0.59)           (0.57)
Distributions from paid in
  capital.....................        (0.06)         --
Distributions from foreign
  currency transactions.......        (0.04)         --
                                    -------         --------
Total dividends and
  distributions to
  shareholders................        (0.69)           (0.57)
                                    -------         --------
Net asset value, end of
  period......................      $  8.53         $   9.05
                                    =======         ========
Total investment return(1)....         1.91%           (1.04)%
                                    =======         ========
Ratios/Supplemental data:
Net assets, end of period
  (000's).....................      $ 1,128         $    779
Expenses to average net assets
  after waivers from
  adviser(2)..................         1.05%            1.07%*
Net investment income to
  average net assets after
  waivers from adviser(2).....         7.67%            7.26%*
Portfolio turnover rate.......          226%             192%


------------

--------------------------------------------------------------------------------
                               Prospectus Page 39

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber    U.S. Government Income Fund   Low Duration U.S. Government Income
                                      Fund
Investment Grade Income Fund        High Income Fund       Strategic Income Fund


TICKER SYMBOL:     U.S. Government Income Class:  A:   PUGAX.Q                 High Income Class:  A:   PHIAX.Q
                                                  B:   PUGBX.Q                                     B:   PHIBX.Q
                                                  C:   PWGDX.Q                                     C:   PWHDX.Q
                                                  Y:   None                                        Y:   None

                      Low Duration Income Class:  A:   PSUAX.Q            Strategic Income Class:  A:   PWSAX.Q
                                                  B:   PSGBX.Q                                     B:   PWSBX.Q
                                                  C:   PSGDX.Q                                     C:   PWSDX.Q
                                                  Y:   None                                        Y:   None

                  Investment Grade Income Class:  A:   PIGAX.Q
                                                  B:   PIGBX.Q
                                                  C:   PIVDX.Q
                                                  Y:   None


If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.

You may discuss your questions about the funds by contacting your PaineWebber Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the funds directly at 1-800-647-1568.


You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get text-only copies of reports and other information about the funds:



- For a fee, by electronic request or by writing the SEC's Public Reference Room, Washington, D.C. 20549-0102; or



- Free, from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov



PaineWebber Managed Investments Trust
- PaineWebber U.S. Government Income Fund
- PaineWebber Low Duration U.S. Government Income Fund
- PaineWebber Investment Grade Income Fund
- PaineWebber High Income Fund
Investment Company Act File No. 811-4040


PaineWebber Securities Trust
- PaineWebber Strategic Income Fund
Investment Company Act File No. 811-7374


-C- 2000 PaineWebber Incorporated. All rights reserved.


--------------------------------------------------------------------------------
                                _______________

                     PAINEWEBBER U.S. GOVERNMENT INCOME FUND
              PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND
                    PAINEWEBBER INVESTMENT GRADE INCOME FUND
                          PAINEWEBBER HIGH INCOME FUND
                        PAINEWEBBER STRATEGIC INCOME FUND

                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114


                       STATEMENT OF ADDITIONAL INFORMATION

         The five funds named above are series of professionally managed open-end management investment companies (each a "Trust"). PaineWebber U.S. Government Income Fund, PaineWebber Low Duration U.S. Government Income Fund ("Low Duration Fund"), PaineWebber Investment Grade Income Fund and PaineWebber High Income Fund are diversified series of PaineWebber Managed Investments Trust ("Managed Trust"). PaineWebber Strategic Income Fund is a non-diversified series of PaineWebber Securities Trust ("Securities Trust").

         The investment adviser, administrator and distributor for each fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the funds, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of fund shares. Pacific Investment Management Company ("PIMCO" or "sub-adviser") serves as sub-adviser for Low Duration Fund.

         Portions of each fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Reports accompany this SAI. You may obtain an additional copy of a fund's Annual Report by calling toll-free 1-800-647-1568.


         This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated March 31, 2000. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated March 31, 2000.


                          TABLE OF CONTENTS
                          -----------------
                                                                          PAGE
                                                                          ----

The Funds and Their Investment Policies .................................   2
The Funds' Investments, Related Risks and Limitations ...................   4
Strategies Using Derivative Instruments .................................  23
Organization; Trustees and Officers; Principal Holders and Management
  Ownership of Securities ...............................................  31
Investment Advisory, Administration and Distribution Arrangements .......  38
Portfolio Transactions ..................................................  45
Reduced Sales Charges, Additional Exchange and Redemption
  Information; Other Services ...........................................  47
Conversion of Class B Shares ............................................  52
Valuation of Shares .....................................................  52
Performance Information .................................................  53
Taxes ...................................................................  57
Other Information .......................................................  60
Financial Statements ....................................................  61
Appendix ................................................................ A-1

                     THE FUNDS AND THEIR INVESTMENT POLICIES

         No fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

         U.S. GOVERNMENT INCOME FUND AND LOW DURATION FUND. U.S. Government Income Fund's investment objective is high current income consistent with the preservation of capital and liquidity. Low Duration Fund's investment objective is to achieve the highest level of income consistent with the preservation of capital and low volatility of net asset value.

         Low Duration Fund seeks to limit (but not eliminate) the volatility of net asset value by normally maintaining an overall portfolio duration between one to three years. U.S. Government Income Fund has no fixed portfolio duration policy. "Duration" is a measure of the expected life of a fixed income security on a present value basis and thus is a measure of interest rate risk.


         Each fund normally invests at least 65% of its total assets in U.S. government bonds (including mortgage-backed securities) and repurchase agreements with respect to them. Each fund may invest up to 35% of its total assets in privately issued mortgage-backed and asset-backed securities that, at the time of purchase, are rated in the highest rating category by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") or another nationally or internationally recognized statistical rating organization ("rating agency") or, if unrated, are considered to be of comparable quality by Mitchell Hutchins (or for Low Duration Fund the sub-adviser).


         Each fund has a fundamental policy of normally concentrating at least 25% of its total assets in U.S. government and privately issued mortgage- and asset-backed securities. This policy has the effect of increasing each fund's exposure to the risks of these securities and might cause a fund's net asset value to fluctuate more than otherwise would be the case. Some types of mortgage-backed securities, including "interest only," "principal only" and inverse floating classes of these securities, can be extremely volatile and may become illiquid. Low Duration Fund does not invest in these classes of mortgage-backed securities.

         Each fund normally invests at least 65% of its total assets in income-producing securities, which may include zero coupon bonds, other original issue discount securities and (for U.S. Government Income Fund) principal-only mortgage-backed securities.

         U.S. Government Income Fund may invest up to 10% of its net assets in illiquid securities. Low Duration Fund may invest up to 15% of its net assets in illiquid securities. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may engage in dollar rolls and reverse repurchase agreements, which are considered borrowings and may not exceed 33 1/3% of its total assets. Each fund may also borrow for temporary or emergency purposes, but not in excess of an additional 5% of its total assets. Each fund may invest in the securities of other investment companies and may sell short "against the box."

         INVESTMENT GRADE INCOME FUND'S investment objective is to provide high current income consistent with the preservation of capital and liquidity. The fund normally invests at least 65% of its total assets in U.S. government and investment grade corporate bonds, including mortgage-backed securities and money market instruments. The fund's investments in money market instruments may include repurchase agreements and commercial paper or variable amount master notes whose issuers, at the time the security is purchased by the fund, have outstanding either long-term bonds that are rated investment grade by S&P or Moody's or commercial paper rated in the highest rating category by S&P or Moody's. The fund also may invest up to 35% of its total assets in (1) corporate bonds that are below investment grade, (2) preferred stocks, (3) convertible securities and (4) asset-backed securities other than mortgage-backed securities.

         Investment Grade Income Fund's ability to invest in mortgage- and asset-backed securities is limited. The fund may invest in mortgage-backed securities only if they are U.S. government issued or guaranteed or if, at the time of purchase, they are investment grade. The fund may invest in asset-backed securities only if, at the time of purchase, they are rated in one of the two highest rating categories by S&P or Moody's. Also, the fund may not invest more than 10% of its total assets in interest only and principal only classes of mortgage-backed securities.

         Up to 20% of Investment Grade Income Fund's net assets may be invested in certain foreign securities. These are (1) U.S. dollar-denominated securities of foreign issuers or of foreign branches of U.S. banks that are traded in the U.S. securities markets and (2) securities that are U.S. dollar-denominated but whose value is linked to the value of foreign currencies.

         Investment Grade Income Fund normally invests at least 65% of its total assets in income-producing securities, which may include zero coupon bonds, other original issue discount securities, payment-in-kind securities and principal only mortgage-backed securities. The fund also may invest up to 5% of its net assets in fixed and floating rate loans through either participations in or assignments of all or a portion of loans made by banks.

         Investment Grade Income Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

         HIGH INCOME FUND'S investment objective is to provide high income. The fund normally invests at least 65% of its total assets in high yield, income producing corporate bonds that, at the time of purchase, are rated B or better by S&P or Moody's, are comparably rated by another rating agency or, if unrated, are considered to be of comparable quality by Mitchell Hutchins. The fund may include in this 65% of its total assets any equity securities (including common stocks and rights and warrants for equity securities) that are attached to corporate bonds or are part of a unit including corporate bonds, so long as the corporate bonds meet these quality requirements. The fund also may invest up to 35% of its total assets in (1) bonds that are rated below B (and rated as low as D by S&P or C by Moody's) or comparable unrated bonds, (2) U.S. government bonds, (3) equity securities and (4) money market instruments, including repurchase agreements.

         Up to 35% of High Income Fund's net assets may be invested in securities of foreign issuers, including securities that are U.S.
dollar-denominated but whose value is linked to the value of foreign currencies. However, no more than 10% of the fund's net assets may be invested in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar.

         Up to 25% of High Income Fund's total assets may be invested in bonds and equity securities that are not paying current income. The fund may purchase these securities if Mitchell Hutchins believes they have a potential for capital appreciation.

         High Income Fund normally invests at least 65% of its total assets in income-producing securities, which may include zero coupon bonds, other original issue discount securities, payment-in-kind securities and principal only mortgage backed securities. The fund also may invest up to 5% of its net assets in fixed and floating rate loans through either participations in or assignments of all or a portion of loans made by banks.


         High Income Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."


         STRATEGIC INCOME FUND'S primary investment objective is to achieve a high level of current income. As a secondary investment objective, the fund seeks capital appreciation. The fund strategically allocates its investments among three distinct bond market categories: (1) U.S. government and investment grade corporate bonds, including mortgage- and asset-backed securities; (2) U.S. high yield corporate bonds, including convertible bonds, and preferred stock; and (3) foreign and emerging market bonds. A portion of the fund's assets normally is invested in each of these investment sectors. However, the fund has the flexibility at any time to invest all or substantially all of its investments in any one sector.

         Strategic Income Fund may invest in high yield bonds that are rated as low as D by S&P or C by Moody's.

         The foreign and emerging market bonds in which Strategic Income Fund may invest include (1) government bonds, including Brady bonds and other sovereign debt, and bonds issued by multi-national institutions such as the International Bank for Reconstruction and Development and the International Monetary Fund, (2) corporate bonds and preferred stock issued by entities located in foreign countries, or denominated in or indexed to foreign currencies, (3) interests in foreign loan participations and assignments, and (4) foreign mortgage-backed securities and other structured foreign investments. The fund may invest without limit in securities of issuers located in any country in the world, including both industrialized and emerging market countries. The fund generally is not restricted in the portion of its assets that may be invested in a single country or region, but its assets normally are invested in issuers located in at least three countries. No more than 25% of the fund's total assets are invested in securities issued or guaranteed by any single foreign government. The fund may invest in foreign and emerging market bonds that do not meet any minimum credit rating standard or that are unrated.


         Mitchell Hutchins believes that Strategic Income Fund's strategy of sector allocation should be less risky than investing in only one sector of the bond market. Data from the Lehman Brothers Aggregate Bond Index, the Salomon Smith Barney High Yield Master Index, the Merrill Lynch High Yield Index and the Salomon Smith Barney World Government Bond Index indicate that these sectors are not closely correlated. If successful, the fund's strategy should enable it to achieve a higher level of investment return than if it invested exclusively in any one investment sector or allocated a fixed proportion of its assets to each investment sector.


         Strategic Income Fund may invest up to 10% of its total assets in preferred stock of U.S. and foreign issuers. It also may acquire equity securities when attached to bonds or as part of a unit including bonds or in connection with a conversion or exchange of bonds. The fund also may invest without limit in certificates of deposit issued by banks and savings associations and in bankers' acceptances.

         Strategic Income Fund normally invests at least 65% of its total assets in income-producing securities, which may include zero coupon bonds, other original issue discount securities, payment-in-kind securities and principal only mortgage-backed securities. The fund also may invest in fixed and floating rate loans through either participations in or assignments of all or a portion of loans made by banks.

         Strategic Income Fund may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements, which are considered borrowings and may not exceed 33 1/3% of its total assets. The fund may also borrow for temporary or emergency purposes, but not in excess of an additional 5% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS


         The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

         BONDS are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.


         Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.


         EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

         Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible bonds may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

         While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

         CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.


         Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.


         In addition to ratings assigned to individual bond issues, Mitchell Hutchins (or for Low Duration Fund the sub-adviser) will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

         Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins (or for Low Duration Fund the sub-adviser) to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

         Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield" bonds) are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins (or for Low Duration Fund the sub-adviser) to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.


         The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent years by volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to the issuers' financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

         The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

         U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.


         U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

         Treasury inflation-protected securities ("TIPS") (also known as "inflation-indexed securities") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semi-annually on the adjusted principal value. The principal value of TIPS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIPS, the fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes -- Other Information," below


         ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

         Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

         A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

         Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

         CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

         The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.


         During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. Mitchell Hutchins (or for Low Duration Fund the sub-adviser) seeks to manage the funds' investments in mortgage-backed securities so that the volatility of each fund's portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The Funds' Investments, Related Risks and Limitations -- Duration." If Mitchell Hutchins (or for Low Duration Fund the sub-adviser) does not compute the duration of mortgage-backed securities correctly, the value of the fund's portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that Mitchell Hutchins (or for Low Duration Fund the sub-adviser) does not anticipate, the fund's ability to meet its investment objective may be reduced.

         More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the funds expect to invest in those new types of mortgage-backed securities that Mitchell Hutchins (or for Low Duration Fund the sub-adviser) believe may assist the funds in achieving their investment objectives. Similarly, the funds may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein. The funds that may invest in foreign securities may invest in foreign mortgage-backed securities, which may be structured differently than domestic mortgage-backed securities.


         GINNIE MAE CERTIFICATES--Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

         FANNIE MAE CERTIFICATES--Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

         FREDDIE MAC CERTIFICATES--Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.


         PRIVATE MORTGAGE-BACKED SECURITIES--Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The Funds' Investments, Related Risks and Limitations--Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS--CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.


         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

         Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

         Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.


         TYPES OF CREDIT ENHANCEMENT--To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets.
Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.


         SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES--The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.


         ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED SECURITIES--Adjustable rate mortgage ("ARM") securities (sometimes referred to as "ARMs") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If a monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the adjustable rate mortgage loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

         ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on adjustable rate mortgage loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.


         The rates of interest payable on certain adjustable rate mortgage loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by adjustable rate mortgage loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

         Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.


         INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in U.S. securities. The value of foreign securities is subject to economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that have begun using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

         Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

         The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

         Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

         FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the U.S. dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the U.S. dollar, the value of such fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies Using Derivative Instruments" below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.


         Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.


         Each fund values its assets daily in U.S. dollars, and funds that hold foreign currencies do not intend to convert them to U.S. dollars on a daily basis. These funds may convert foreign currency to U.S. dollars from time to time. From time to time a fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited.

         The U.S. dollar value of fund assets that are denominated in foreign currencies may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. Funds that conduct currency exchange transactions do so either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

         EMERGING MARKET INVESTMENTS. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies have experienced significant devaluations relative to the U.S. dollar in recent years. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.


         INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund could be subject to federal income and excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes -- Qualification as a Regulated Investment Company," below.

         DIFFERENCES BETWEEN THE U.S. AND EMERGING MARKET SECURITIES MARKETS. Most securities markets in emerging market countries have substantially less volume than the New York Stock Exchange, and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

         GOVERNMENT SUPERVISION OF EMERGING MARKET SECURITIES MARKETS; LEGAL SYSTEMS. There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

         The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.


         FINANCIAL INFORMATION AND LEGAL STANDARDS. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         FOREIGN SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

         Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the funds' portfolios are managed in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a fund to suffer a loss of interest or principal on any of its sovereign debt holdings.

         With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

         Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

         Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

         BRADY BONDS. Brady Bonds are sovereign debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund, ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

         Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund will purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

         Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

         Brady Bonds are often viewed as having several valuation components:
(1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.


         STRUCTURED FOREIGN INVESTMENTS. This term generally refers to interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

         Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks that unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

         CURRENCY-LINKED INVESTMENTS. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

         ZERO COUPON AND OTHER OID SECURITIES; PIK SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying debt securities and sell the principal and the coupons separately.


         Other securities that are sold with original issue discount ("OID") (I.E., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.


         Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than debt securities of comparable maturities that make current distributions of interest in cash.


         Federal tax law requires that the holder of a zero coupon or other OID security include in gross income each year the OID that accrues on the security for the year, even though the holder receives no interest payment on the security during the year. Similarly, while PIK securities may pay interest in the form of additional securities rather than cash, that interest must be included in a fund's current income. Accordingly, to continue to qualify as a regulated investment company and avoid imposition of federal income and excise taxes (see "Taxes," below), a fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.


         Certain zero coupon securities are U.S. Treasury notes and bonds that have been stripped of their unmatured coupons or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities. As long as the SEC takes this position, CATS and TIGRs, which are not issued through the U.S. Treasury, will not be counted as U.S. government securities for purposes of the 65% investment requirement applicable to U.S. Government Income Fund and Low Duration Fund.

         CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Investment Grade Income Fund may convert convertible securities into equity and hold them as the equity securities that it acquires, but only for temporary purposes. The other funds that may invest in convertible securities may hold any equity securities they acquire upon conversion subject only to their limitations on holding equity securities.


         LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if Mitchell Hutchins determines that the selling Lender is creditworthy.

         When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.


         Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

         TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. Such investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) commercial paper rated at least A-1 by S&P or P-1 by Moody's (Low Duration Fund, Investment Grade Income Fund and U.S. Government Income Fund) or without regard to rating (High Income Fund and Strategic Income
Fund), (3) bank certificates of deposit and bankers' acceptances; (4) repurchase agreements; and (5) securities of other investment companies that invest exclusively in money market instruments and similar private investment vehicles.


         WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


         ILLIQUID SECURITIES. The term "illiquid securities" for purposes of the Prospectus and SAI means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins (or for Low Duration Fund the sub-adviser) has determined are liquid pursuant to guidelines established by each fund's board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers that agree that the fund may repurchase any over-the-counter options it writes at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, IO and PO classes of mortgage-backed securities generally are considered illiquid. However, interest only and principal only classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins (or for Low Duration Fund the sub-adviser) has determined that they are liquid pursuant to guidelines established by the applicable board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

         Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. To the extent that foreign securities are freely tradeable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of the securities, and the fund might be unable to dispose of them promptly or at favorable prices.

         Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins (or for Low Duration Fund the sub-adviser) pursuant to guidelines approved by the board. Mitchell Hutchins or the sub-adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins (or for Low Duration Fund the sub-adviser) monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the applicable board.

         Mitchell Hutchins (and for Low Duration Fund the sub-adviser) monitor each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceeds its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Mitchell Hutchins (and for Low Duration Fund the sub-adviser) will consider what action would be in the best interest of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required immediately to dispose of illiquid securities under the circumstances and Mitchell Hutchins (and for Low Duration Fund the sub-adviser), with the concurrence of the fund's board, may determine that it is in the best interests of the fund and its shareholders to continue to hold the illiquid securities.


         REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

         Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins (or for Low Duration Fund the sub-adviser) to present minimum credit risks.


         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to the fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations - Segregated Accounts."


         Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce that fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than a normal settlement date at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment.

         A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Funds' Investments, Related Risks and Limitations--Segregated Accounts." A fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. A fund may sell the right to acquire the security prior to delivery if Mitchell Hutchins (or for Low Duration Fund the sub-adviser) deems it advantageous to do so, which may result in a gain or loss to the fund.

         DOLLAR ROLLS. In a dollar roll, a fund sells TBA mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's limitation on borrowings.

         DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins (and for Low Duration Fund the sub-adviser) in portfolio selection and yield curve positioning for a fund's bond investments. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

         Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

         Duration allows Mitchell Hutchins (or for Low Duration Fund the sub-adviser) to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a bond having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins (or for Low Duration Fund the sub-adviser) calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.


         Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.


         There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins (or for Low Duration Fund the sub-adviser) will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

         LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with that fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

         Pursuant to procedures adopted by the boards governing each fund's securities lending program, PaineWebber has been retained to serve as lending agent for each fund. The boards also have authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under each fund's securities lending program.

         SHORT SALES "AGAINST THE BOX." Each fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

         A fund might make a short sale "against the box" to hedge against market risks when Mitchell Hutchins (or for Low Duration Fund the sub-adviser) believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.


         SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, and reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures, forward currency contracts and swaps.

         INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act of 1940, as amended ("Investment Company Act"). Among other things, these limitations currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investment in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies.


INVESTMENT LIMITATIONS OF THE FUNDS


         FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.


         Each fund will not:

         (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, and except that U.S. Government Income Fund and Low Duration Fund, under normal circumstances, each will invest 25% or more of its total assets in mortgage- and asset-backed securities, which (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government) shall be considered a single industry for purposes of this limitation.

         (2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

         (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.


         The following interpretation applies to, but is not a part of, this fundamental restriction: The fund's investments in master notes and similar instruments will not be considered the making of a loan.


         (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

         (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         In addition, U.S. Government Income Fund, Low Duration Fund, Investment Grade Income Fund and High Income Fund each will not:

         (7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

         The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.


         NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the appropriate board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.


         Each fund will not:

         (1) invest more than 10% of its net assets (15% of net assets for Low Duration Fund and Strategic Income Fund) in illiquid securities.

         (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

         (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         (4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         (5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger (and except that a fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act).

                     STRATEGIES USING DERIVATIVE INSTRUMENTS

         GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins (and for Low Duration Fund, the sub-adviser) may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge each fund's portfolio and also to attempt to enhance income, realize gains or manage the duration of its portfolio. Each fund also may enter into interest rate swap transactions. High Income Fund and Strategic Income Fund also may use forward currency contracts for hedging purposes. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. In particular, each fund may use the Derivative Instruments described below.


         A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If the Mitchell Hutchins (or for Low Duration Fund the sub-adviser), is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.


         OPTIONS ON SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

         OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

         SECURITIES INDEX FUTURES CONTRACTS--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

         INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

         OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term or at specified times or at the expiration of the option, depending on the type of option involved. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

         FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.


         GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. A fund may use Derivative Instruments to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses), to facilitate trading or to adjust its exposure to different asset classes.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.


         Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.


         A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when Mitchell Hutchins (or for Low Duration Fund the sub-adviser) believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when Mitchell Hutchins (or for Low Duration Fund the sub-adviser) believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.


         Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

         Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

         The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."


         In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins (or for Low Duration Fund the sub-adviser) may discover additional opportunities in connection with Derivative Instruments and with hedging, income and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins (or for Low Duration Fund the sub-adviser) may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.


         SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.


         (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins (or for Low Duration Fund the sub-adviser) to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins (and for Low Duration Fund the sub-adviser) are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.


         (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.


         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because Mitchell Hutchins (or for Low Duration Fund the sub-adviser) projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.


         (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

         COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.


         OPTIONS. The funds may purchase put and call options, and write (sell) covered put or call options on securities in which they invest and related indices and (for High Income Fund and Strategic Income Fund) on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investments, Related Risks and Limitations--Illiquid Securities."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, the over-the-counter debt options or foreign currency options used by the funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. There are also other types of options exercisable on certain specified dates before expiration. Options that expire unexercised have no value.


         A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.


         The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.


         The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

         If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

         LIMITATIONS ON THE USE OF OPTIONS. The use of options is governed by the following guidelines, which can be changed by each fund's board without shareholder vote:

         (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

         (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

         (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.


         FUTURES. The funds may purchase and sell securities index futures contracts and interest rate futures contracts. High Income Fund and Strategic Income Fund also may purchase and sell foreign currency futures contracts. A fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance return or realize gains.

         Futures strategies also can be used to manage the average duration of a fund's portfolio. If Mitchell Hutchins (or for Low Duration Fund the sub-adviser) wishes to shorten the average duration of a fund's portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins (or for Low Duration Fund the sub-adviser) wishes to lengthen the average duration of the fund's portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.


         A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The use of futures and related options is governed by the following guidelines, which can be changed by a fund's board without shareholder vote:


         (1) The aggregate initial margin and premiums on futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money", may not exceed 5% of a fund's net assets.


         (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.

         (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a fund will not exceed 5% of its total assets.

         FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. High Income Fund and Strategic Income Fund may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and Mitchell Hutchins believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

         The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

         Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         FORWARD CURRENCY CONTRACTS. High Income Fund and Strategic Income Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

         The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. High Income Fund and Strategic Income Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.


         SWAP TRANSACTIONS. Swap transactions include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

         A fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivatives strategies.

         A fund will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, Mitchell Hutchins (and for Low Duration Fund the sub-adviser) believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "The Funds' Investments, Related Risks and Limitations--Segregated Accounts." A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps, floors and collars that are written by the fund.

         A fund will enter into interest rate swap transactions only with banks or recognized securities dealers or their affiliates believed by Mitchell Hutchins (or for Low Duration Fund the sub-adviser) to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

   ORGANIZATION; TRUSTEES AND OFFICERS AND PRINCIPAL HOLDERS AND MANAGEMENT
                          OWNERSHIP OF SECURITIES


         Managed Trust was formed on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts and has eight operating series. Securities Trust was formed on December 3, 1992 as a business trust under the laws of the Commonwealth of Massachusetts and has two operating series. Each Trust is governed by a board of trustees, which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share. The applicable board oversees each fund's operations.

         The trustees and executive officers of each Trust, their ages, business addresses and principal occupations during the past five years are:


  NAME AND ADDRESS; AGE                 POSITION WITH EACH TRUST                BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------                 ------------------------                ----------------------------------------
Margo N. Alexander*+; 53                  Trustee and President        Mrs. Alexander is Chairman (since March 1999), chief
                                                                       executive officer and a director of Mitchell Hutchins (since
                                                                       January 1995), and an executive vice president and director of PaineWebber (since March 1984).  Mrs. Alexander is
                                                                       president and director or trustee of 31  investment
                                                                       companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Richard Q. Armstrong; 64                         Trustee               Mr. Armstrong is chairman and principal of R.Q.A.
R.Q.A. Enterprises                                                     Enterprises (management consulting firm) (since April 1991
One Old Church Road                                                    and principal occupation since March 1995).  Mr. Armstrong
Unit #6                                                                was chairman of the board, chief executive officer and
Greenwich, CT 06830                                                    co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters) (October
                                                                       1993-March 1995).  He was a partner of The New England
                                                                       Consulting Group (management consulting firm) (December
                                                                       1992-September 1993).  He was managing director of LVMH U.S.
                                                                       Corporation (U.S. subsidiary of the French luxury goods
                                                                       conglomerate, Louis Vuitton Moet Hennessey Corporation)
                                                                       (1987-1991) and chairman of its wine and spirits subsidiary,
                                                                       Schieffelin & Somerset Company (1987-1991).  Mr. Armstrong
                                                                       is a director or trustee of 30 investment companies for
                                                                       which Mitchell Hutchins, PaineWebber or one of their
                                                                       affiliates serves as investment adviser.

E. Garrett Bewkes, Jr.**+; 73          Trustee and Chairman of the     Mr. Bewkes is a director of Paine Webber Group Inc.
                                            Board of Trustees          ("PW Group") (holding company of PaineWebber and Mitchell
                                                                       Hutchins).  Prior to December 1995, he was a consultant to
                                                                       PW Group.  Prior to 1988, he was chairman of the board,
                                                                       president and chief executive officer of American Bakeries
                                                                       Company.  Mr. Bewkes is a director of Interstate Bakeries
                                                                       Corporation. Mr.Bewkes is a director or trustee of 34
                                                                       investment companies for which Mitchell Hutchins,
                                                                       PaineWebber or one of their affiliates serves as investment adviser.
                                    31



  NAME AND ADDRESS; AGE                 POSITION WITH EACH TRUST                BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------                 ------------------------                ----------------------------------------
Richard R. Burt; 53                              Trustee               Mr. Burt is chairman of IEP Advisors, LLP (international
1275 Pennsylvania Ave, N.W.                                            investments and consulting firm) (since March 1994), a
Washington, D.C.  20004                                                partner of McKinsey & Company (management consulting firm)
                                                                       (since 1991).   He is also a director of
                                                                       Archer-Daniels-Midland Co. (agricultural commodities),
                                                                       Hollinger International Co. (publishing) and Homestake
                                                                       Mining Corp. (gold mining), vice chairman of Anchor Gaming
                                                                       (provides technology to gaming and wagering industry) (since
                                                                       July 1999) and chairman of Weirton Steel Corp (makes and
                                                                       finishes steel products) (since April 1996).  He was the
                                                                       chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989-1991) and the U.S. Ambassador to the Federal Republic of Germany (1985-1989).  Mr. Burt is
                                                                       a director or trustee of 30 investment companies for which
                                                                       Mitchell Hutchins, PaineWebber or one of their affiliates
                                                                       serves as investment adviser.

Mary C. Farrell**+; 50                           Trustee               Ms. Farrell is a managing director, senior investment
                                         (Securities Trust only)       strategist and member of the Investment Policy Committee of
                                                                       PaineWebber.  Ms. Farrell joined PaineWebber in 1982.  She is a member of the Financial Women's Association and Women's
                                                                       Economic Roundtable and appears as a regular panelist on
                                                                       Wall $treet Week with Louis Rukeyser.  She also serves on
                                                                       the Board of Overseers of New York University's Stern School
                                                                       of Business.  Ms. Farrell is a director or trustee of 29
                                                                       investment companies for which Mitchell Hutchins,
                                                                       PaineWebber or one of their affiliates serves as investment adviser.

Meyer Feldberg; 58                               Trustee               Mr. Feldberg is Dean and Professor of Management of the
Columbia University                                                    Graduate School of Business, Columbia University.  Prior to
101 Uris Hall                                                          1989, he was president of the Illinois Institute of
New York, NY  10027                                                    Technology.  Dean Feldberg is also a director of Primedia
                                                                       Inc. (publishing), Federated Department Stores, Inc.
                                                                       (operator of department stores) and Revlon, Inc.
                                                                       (cosmetics).  Dean Feldberg is a director or trustee of 33 investment companies for which Mitchell Hutchins,
                                                                       PaineWebber or one of their affiliates serves as investment adviser.

George W. Gowen; 70                              Trustee               Mr. Gowen is a partner in the law firm of Dunnington,
666 Third Avenue                                                       Bartholow & Miller.  Prior to May 1994, he was a partner in
New York, NY  10017                                                    the law firm of Fryer, Ross & Gowen.  Mr. Gowen is a
                                                                       director or trustee of 33 investment companies for which
                                                                       Mitchell Hutchins, PaineWebber or one of their affiliates
                                                                       serves as investment adviser.


                                      32


  NAME AND ADDRESS; AGE                 POSITION WITH EACH TRUST                BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------                 ------------------------                ----------------------------------------
Frederic V. Malek; 63                            Trustee               Mr. Malek is chairman of Thayer Capital Partners (merchant
1455 Pennsylvania Ave, N.W.                                            bank) and chairman of Thayer Hotel Investors II and Lodging
Suite 350                                                              Opportunities Fund (hotel investment partnerships).  From
Washington, DC  20004                                                  January 1992 to November 1992, he was campaign manager of
                                                                       Bush-Quayle '92.  From 1990 to 1992, he was vice chairman
                                                                       and, from 1989 to 1990, he was president of Northwest
                                                                       Airlines Inc. and NWA Inc. (holding company of Northwest
                                                                       Airlines Inc.).  Prior to 1989, he was employed by the
                                                                       Marriott Corporation (hotels, restaurants, airline catering and contract feeding), where he most recently was an
                                                                       executive vice president and president of Marriott Hotels
                                                                       and Resorts.  Mr. Malek is also a director of Aegis
                                                                       Communications, Inc. (tele-services), American Management
                                                                       Systems, Inc. (management consulting and computer related
                                                                       services), Automatic Data Processing, Inc., (computing
                                                                       services), CB Richard Ellis, Inc. (real estate services),
                                                                       FPL Group, Inc. (electric services), Global Vacation Group
                                                                       (packaged vacations), HCR/Manor Care, Inc. (health care),
                                                                       SAGA Systems, Inc. (software company) and Northwest Airlines
                                                                       Inc.  Mr. Malek is a director or trustee of 30 investment
                                                                       companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Carl W. Schafer; 64                              Trustee               Mr. Schafer is president of the Atlantic Foundation
66 Witherspoon Street, #1100                                           (charitable foundation supporting mainly oceanographic
Princeton, NJ  08542                                                   exploration and research).  He is a director of Labor Ready,
                                                                       Inc. (temporary employment), Roadway Express, Inc.
                                                                       (trucking), The Guardian Group of Mutual Funds, the Harding,
                                                                       Loevner Funds, E.I.I. Realty Trust (investment company),
                                                                       Evans Systems, Inc.  (motor fuels, convenience store and
                                                                       diversified company), Electronic Clearing House, Inc.
                                                                       (financial transactions processing), Frontier Oil
                                                                       Corporation and Nutraceutix, Inc. (biotechnology company).
                                                                       Prior to January 1993, he was chairman of the Investment
                                                                       Advisory Committee of the Howard Hughes Medical Institute.
                                                                       Mr. Schafer is a director or trustee of 30 investment
                                                                       companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Brian M. Storms*+; 45                            Trustee               Mr. Storms is president and chief operating officer of
                                                                       Mitchell Hutchins (since March 1999).  Mr. Storms was
                                                                       president of Prudential Investments (1996-1999).  Prior to joining Prudential he was a managing director at Fidelity
                                                                       Investments.  Mr. Storms is a director or trustee of 30
                                                                       investment companies for which Mitchell Hutchins,
                                                                       PaineWebber or one of their affiliates serves as investment adviser.

T. Kirkham Barneby*; 53                       Vice President           Mr. Barneby is a managing director and chief investment
                                           (Managed Trust only)        office--quantitative investments of Mitchell Hutchins.  Mr.
                                                                       Barneby is a vice president of seven investment companies
                                                                       for which Mitchell Hutchins, PaineWebber or one of their
                                                                       affiliates serves as investment adviser.


                                   33


  NAME AND ADDRESS; AGE                 POSITION WITH EACH TRUST                BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------                 ------------------------                ----------------------------------------
Julieanna Berry*; 36                          Vice President           Ms. Berry is a first vice president and a portfolio manager
                                           (Managed Trust only)        of Mitchell Hutchins. Ms. Berry is a vice president of two investment companies for which Mitchell Hutchins,
                                                                       PaineWebber or one of their affiliates serves as investment adviser.

Tom Disbrow**, 34                      Vice President and Assistant    Mr. Disbrow is a first vice president and a senior manager
                                                Treasurer              of the mutual fund finance department of Mitchell Hutchins.
                                                                       Prior to November 1999, he was a vice president of
                                                                       Zweig/Glaser Advisers.  Mr. Disbrow is a vice president and assistant treasurer of 31 investment companies for which
                                                                       Mitchell Hutchins, PaineWebber or one of their affiliates
                                                                       serves as investment adviser.

Donald R. Jones*; 39                          Vice President           Mr. Jones is a senior vice president and a portfolio manager
                                         (Securities Trust only)       of Mitchell Hutchins.  Prior to February 1996, he was a vice president in the asset management group of First Fidelity
                                                                       Bancorporation.  Mr. Jones is a vice president of two
                                                                       investment companies for which Mitchell Hutchins,
                                                                       PaineWebber or one of their affiliates serves as investment adviser.

James F. Keegan*; 39                          Vice President           Mr. Keegan is a senior vice president and a portfolio
                                           (Managed Trust only)        manager of Mitchell Hutchins. Prior to March 1996, he was
                                                                       director of fixed income strategy and research of Merrion
                                                                       Group, L.P.  Mr. Keegan is a vice president of six
                                                                       investment companies for which Mitchell Hutchins,
                                                                       PaineWebber or one of their affiliates serves as investment adviser.

John J. Lee**; 31                           Vice President and         Mr. Lee is a vice president and a manager of the mutual fund
                                           Assistant Treasurer         finance department of Mitchell Hutchins. Prior to September
                                                                       1997, he was an audit manager in the financial services
                                                                       practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 31 investment companies for which
                                                                       Mitchell Hutchins, PaineWebber or one of their affiliates
                                                                       serves as investment adviser.

Kevin J. Mahoney**; 34                      Vice President and         Mr. Mahoney is a first vice president and a senior manager
                                           Assistant Treasurer         of the mutual fund finance department of Mitchell Hutchins.
                                                                       From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith
                                                                       Barney. Prior to August 1996, he was an associate and
                                                                       assistant treasurer for BlackRock Financial Management L.P.
                                                                       Mr. Mahoney is a vice president and assistant treasurer of
                                                                       31 investment companies for which Mitchell Hutchins,
                                                                       PaineWebber or one of their affiliates serves as investment adviser.

Dennis McCauley*; 53                          Vice President           Mr. McCauley is a managing director and chief investment
                                                                       office--fixed income of Mitchell Hutchins. Mr. McCauley is a vice president of 22 investment companies for which Mitchell
                                                                       Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Ann E. Moran**; 42                          Vice President and         Ms. Moran is a vice president and a manager of the mutual
                                           Assistant Treasurer         fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 31 investment
                                                                       companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.


                                  34


  NAME AND ADDRESS; AGE                 POSITION WITH EACH TRUST                BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------                 ------------------------                ----------------------------------------
Dianne E. O'Donnell**; 47              Vice President and Secretary    Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice
                                                                       president and secretary of 30 investment companies and a
                                                                       vice president and assistant secretary of one investment
                                                                       company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Emil Polito*; 39                              Vice President           Mr. Polito is a senior vice president and director of
                                                                       operations and control for Mitchell Hutchins. Mr. Polito is a vice president of 31 investment companies for which
                                                                       Mitchell Hutchins, PaineWebber or one of their affiliates
                                                                       serves as investment adviser.

Victoria E. Schonfeld**; 49                   Vice President           Ms. Schonfeld is a managing director and general counsel of
                                                                       Mitchell Hutchins and (since July 1995) a senior vice
                                                                       president of PaineWebber. Ms. Schonfeld is a vice president of 30 investment companies and a vice president and
                                                                       secretary of one investment company for which Mitchell
                                                                       Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Paul H. Schubert**; 37                 Vice President and Treasurer    Mr. Schubert is a senior vice president and director of the mutual fund finance department of Mitchell Hutchins.  Mr.
                                                                       Schubert is a vice president and treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Nirmal Singh*; 43                             Vice President           Mr. Singh is a senior vice president and a portfolio manager of Mitchell Hutchins. Mr. Singh is a vice president of four investment companies for which Mitchell Hutchins,
                                                                       PaineWebber or one of their affiliates serves as investment adviser.

Barney A. Taglialatela**; 39                Vice President and         Mr. Taglialatela is a vice president and a manager of the
                                           Assistant Treasurer         mutual fund finance department of Mitchell Hutchins. Mr.
                                                                       Taglialatela is a vice president and assistant treasurer of
                                                                       31 investment companies for which Mitchell Hutchins,
                                                                       PaineWebber or one of their affiliates serves as investment adviser.

Mark A. Tincher*; 44                          Vice President           Mr. Tincher is a managing director and chief investment
                                                                       office--equities of Mitchell Hutchins.  Mr. Tincher is a
                                                                       vice president of 12 investment companies for which Mitchell
                                                                       Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Stuart Waugh*; 44                             Vice President           Mr. Waugh is a managing director and a portfolio manager of
                                         (Securities Trust only)       Mitchell Hutchins responsible for global fixed income
                                                                       investments and currency trading. Mr. Waugh is a vice
                                                                       president of five investment companies for which Mitchell
                                                                       Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Keith A. Weller**; 38                       Vice President and         Mr. Weller is a first vice president and associate general
                                           Assistant Secretary         counsel of Mitchell Hutchins. Prior to May 1995, he was an attorney in private practice. Mr. Weller is a vice president and assistant secretary of 30 investment companies for which
                                                                       Mitchell Hutchins, PaineWebber or one of their affiliates
                                                                       serves as investment adviser.

---------------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New
   York 10019.

+ Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are "interested persons" of each fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.

         Board members are compensated as follows:

         - MANAGED TRUST has eight operating series and pays each board member who is not an "interested person" of the Trust $1,000 annually for each series. Therefore, Managed Trust pays each such board member $8,000 annually, plus any additional amounts due for board or committee meetings.


         - SECURITIES TRUST has two operating series and pays each board member who is not an "interested person" of the Trust $1,000 annually for Strategic Income Fund and an additional $1,500 annually for its second series. Therefore, Securities Trust pays each such board member $2,500 annually, plus any additional amounts due for board or committee meetings.

         Each Trust pays up to $150 per series for each board meeting and each separate meeting of a board committee. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because PaineWebber, Mitchell Hutchins and (for Low Duration
Fund) the sub-adviser) perform substantially all the services necessary for the operation of the Trusts and each fund, the Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from a Trust for acting as a board member or officer.


         The table below includes certain information relating to the compensation by each Trust of its current board members and the compensation of those board members from all PaineWebber funds during the periods indicated.


                               COMPENSATION TABLE+

                                                AGGREGATE           AGGREGATE
                                            COMPENSATION FROM      COMPENSATION     TOTAL COMPENSATION FROM
                                                 MANAGED         FROM SECURITIES    THE TRUSTS AND THE FUND
  NAME OF PERSON, POSITION                       TRUST*              TRUST*               COMPLEX**
  ------------------------                       ------              ------               ---------
  Richard Q. Armstrong,                          $12,030             $1,780               $104,650
      Trustee
  Richard R. Burt,                                11,850              1,750                102,850
      Trustee
  Meyer Feldberg,                                 12,030              2,432                119,650
      Trustee
  George W. Gowen,                                14,711              1,780                119,650
      Trustee
  Frederic V. Malek,                              12,030              1,780                104,650
      Trustee
  Carl W. Schafer,                                12,030              1,780                104,650
      Trustee

--------------------

+ Only independent board members are compensated by the PaineWebber funds and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the funds.

* Represents fees paid to each board member from the Trust indicated for the fiscal year ended November 30, 1999.

** Represents total compensation paid during the calendar year ended December 31, 1999, to each board member by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

         As of March 1, 2000, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each Trust.

         As of March 3, 2000, the following shareholders were shown in the funds' records as owning 5% or more of any class of a fund's shares:




                                                         PERCENTAGE OF SHARES
                                                       BENEFICIALLY OWNED AS OF
      NAME AND ADDRESS*                                      MARCH 3, 2000
      -----------------                                      -------------

      U.S. GOVERNMENT INCOME FUND
      Northern Trust Company Trustee                               61.33% of
      FBO PaineWebber 401k Plan                               Class Y shares

      LOW DURATION FUND
      Chestnut III                                                 71.97% of
      Attn: Michael W. Kanzler                                Class A shares
      Barry Seeman                                                  5.01% of
      Ruth Seeman                                             Class B shares
      Village of Caseyville Police                                 10.46% of
      Pension Fund                                            Class B shares
      Dr. Alicia C. Faxon                                           7.24% of
                                                              Class Y shares
      PaineWebber Cust.                                             8.29% of
      PaineWebber CDN FBO                                     Class Y shares
      George M. Edmonds
      Gina Gilbert                                                  9.65% of
                                                              Class Y shares
      Mitchell Hutchins Portfolios                                  9.92% of
      Omnibus Account                                         Class Y shares


      INVESTMENT GRADE INCOME FUND
      PaineWebber Cust.                                             5.08% of
      PaineWebber CDN FBO                                     Class Y shares
      Gertrude A. Tormey


                                        37


                                                         PERCENTAGE OF SHARES
                                                       BENEFICIALLY OWNED AS OF
      NAME AND ADDRESS*                                      MARCH 3, 2000
      -----------------                                      -------------
      HIGH INCOME FUND
      PaineWebber Cust.                                            11.55% of
      PaineWebber CDN FBO                                     Class Y shares
      Gertrude A. Tormey
      PaineWebber Cust.                                             6.05% of
      Jerry M. Zeigler                                        Class Y shares
      PaineWebber Cust.                                             9.68% of
      PaineWebber CDN FBO                                     Class Y shares
      Charles A. Chard
      PaineWebber Cust.                                             5.37% of
      PaineWebber CDN FBO                                     Class Y shares
      Char L. Brown

      STRATEGIC INCOME FUND
      PaineWebber Cust.                                             5.65% of
      PaineWebber CDN FBO                                     Class Y shares
      Paula S. Bradnan
      Edward Y. Eyraud TTEE FBO                                     7.04% of
      The Joseph A. Eyraud Profit                             Class Y shares
      Sharing Plan
      PaineWebber Cust.                                             8.20% of
      Jerry M. Zeigler                                        Class Y shares
      PaineWebber Cust.                                             8.59% of
      Charles A. Chard                                        Class Y shares
      Anne L. Solnit Trustee of the                                 9.58% of
      Anne L. Solnit Trust Dtd 5/6/97                         Class Y shares


---------------

* The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.


        INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

        INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator to each fund pursuant to separate contracts (each an "Advisory Contract") with each Trust. Under the applicable Advisory Contract, Strategic Income Fund pays Mitchell Hutchins a fee (expressed as a percentage of the fund's average daily net assets), computed daily and paid monthly, at the annual rate of 0.75% of its average daily net assets, and each of the other four funds pays Mitchell Hutchins an annual fee of 0.50% of its average daily net assets. All fees paid under the Advisory Contracts are computed daily and paid monthly.

         Under the terms of the Advisory Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of a Trust not readily identifiable as belonging to a specific series of the Trust are allocated among series by or under the direction of the Trust's board in such manner as the board deems fair and equitable. Expenses borne by each fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not interested persons (as defined in the Investment Company Act) of the applicable Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the applicable Trust or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to board members and officers; and (18) costs of mailing, stationery and communications equipment.

         Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the applicable board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Trust.

         During each of the fiscal years indicated, Mitchell Hutchins earned (or accrued) advisory fees in the amounts set forth below:



                                                    FISCAL YEARS ENDED NOVEMBER 30,
                                                    -------------------------------
                                              1999                1998                1997
                                              ----                ----                ----
   U.S. Government Income Fund             $1,537,271          $1,751,719         $ 1,979,329
   Low Duration Fund                          683,166             708,240             819,616
   Investment Grade Income Fund             1,402,342           1,456,093           1,464,164
   High Income Fund                         2,408,964           3,036,812           2,918,855
   Strategic Income Fund                      840,960             779,494            520,540*


----------------

* Prior to fee waiver of $13,206. Net fees paid by Strategic Income Fund were $507,334.

         For the fiscal year ended November 30, 1999, Mitchell Hutchins voluntarily waived a portion of its fee under certain Advisory Contracts in connection with certain funds' investment of cash collateral from securities lending in a private investment vehicle managed by Mitchell Hutchins.



                                                              AMOUNT
            FUND                                              WAIVED
            ----                                              ------
            U.S. Government Income Fund ................     $13,511
            Low Duration Fund ..........................           0
            Investment Grade Income Fund ...............       2,056
            High Income Fund ...........................           0
            Strategic Income Fund ......................          31



         The Advisory Contracts authorize Mitchell Hutchins to retain one or more sub-advisers but do not require Mitchell Hutchins to do so. Mitchell Hutchins has entered into a separate sub-investment advisory contract with PIMCO ("Sub-Advisory Contract") pursuant to which PIMCO serves as sub-adviser for Low Duration Fund. Under the Sub-Advisory Contract, Mitchell Hutchins (not the fund) pays PIMCO a fee in the annual amount of 0.25% of the fund's average daily net assets. For the fiscal years ended November 30, 1999, November 30, 1998 and November 30, 1997, Mitchell Hutchins paid or accrued sub-advisory fees to PIMCO of $341,583, $354,120, and $409,808, respectively. PIMCO, a Delaware general partnership, is a registered investment adviser and a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Advisors Holding L.P. ("PAH"), a publicly traded company listed on the

New York Stock Exchange under the symbol "PA", and PIMCO Partners, G.P., a general partnership between Pacific Life Insurance Company and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO managing directors. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies. On October 31 1999, PIMCO Advisors, PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including PIMCO (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors. Pacific Life Insurance Company will retain an approximate 30% interest in PIMCO Advisors. The Allianz Transaction is currently expected to be completed in the second quarter of 2000.

         Under the Sub-Advisory Contract, PIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by Managed Investments Trust, Low Duration Fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to any of them to which PIMCO would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract. The Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by Managed Trust's board or by vote of the holders of a majority of Low Duration Fund's outstanding voting securities on 60 days' notice to PIMCO, or by PIMCO on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract also may be terminated by Mitchell Hutchins (1) upon material breach by PIMCO of its representations and warranties, which breach shall not have been cured within a 20 day period after notice of such breach; (2) if PIMCO becomes unable to discharge its duties and obligations under the Sub-Advisory Contract; or (3) upon 120 days' notice to PIMCO.

         TRANSFER AGENCY-RELATED SERVICES. PFPC (not the funds) pays PaineWebber for certain transfer agency-related services that PFPC has delegated to PaineWebber. Prior to August 1, 1997, under an agreement between the applicable Trust and PaineWebber, PaineWebber provided those services to each fund not otherwise provided by its transfer agent. Under these agreements, PaineWebber earned (or accrued) the amounts set forth below during 1997:



                                                          EIGHT MONTHS ENDED
                                                             JULY 31, 1997
                                                             -------------
      U.S. Government Income Fund                                 $73,833
      Low Duration Fund                                            36,963
      Investment Grade Income Fund                                 48,036
      High Income Fund                                             81,517
      Strategic Income Fund                                        10,503



         SECURITIES LENDING. During the fiscal years ended November 30, 1999, November 30, 1998 and November 30, 1997, the funds paid (or accrued) the following fees to PaineWebber for its services as securities lending agent:



      FUND                                  FISCAL YEAR ENDED NOVEMBER 30,
      ----                                  ------------------------------
                                           1999           1998          1997
                                           ----           ----          ----
      U.S. Government Income Fund        $37,641        $ 2,938         $672
      Low Duration Fund                        0              0            0
      Investment Grade Income Fund         8,655         24,433            0
      High Income Fund                         0              0            0
      Strategic Income Fund                  338          8,573        4,254


         NET ASSETS. The following table shows the approximate net assets as of February 29, 2000, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.


                                                     NET ASSETS
            INVESTMENT CATEGORY                        ($MIL)
            -------------------                        ------
   Domestic (excluding Money Market) ............    $ 9,931.5
   Global .......................................      4,757.8
   Equity/Balanced ..............................     10,115.9
   Fixed Income (excluding Money Market) ........      3,146.1
       Taxable Fixed Income .....................      1,427.3
       Tax-Free Fixed Income ....................     39,977.1
   Money Market Funds ...........................


         PERSONAL TRADING POLICIES. The funds, their investment adviser and their principal underwriter each have adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. PIMCO also has adopted a code of ethics under rule 17j-1.

         DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each fund under separate distribution contracts with each Trust (collectively, "Distribution Contracts"). Each Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the applicable fund. Shares of each fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares of the funds (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell each fund's shares. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114 and PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019.

         Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of each fund adopted by each Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), each fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, each fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the Class C shares. There is no distribution plan with respect to the funds' Class Y shares and the funds pay no service or distribution fees with respect to their Class Y shares.


         Mitchell Hutchins uses the service fees under the Plans for Class A, B and C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by PaineWebber clients. PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

         Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

         - Offset the commissions it pays to PaineWebber for selling each fund's Class B and Class C shares, respectively.

         - Offset each fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

         PaineWebber compensates Financial Advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the funds or investors at the time Class B or C shares are bought.

         Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

         The Plans and the related Distribution Contracts for Class A, Class B and Class C shares specify that each fund must pay service and distribution fees to Mitchell Hutchins for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the funds. Annually, the board of each fund reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.


         Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the applicable board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the applicable board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of that Trust.

         In reporting amounts expended under the Plans to the board members, Mitchell Hutchins allocates expenses attributable to the sale of each class of each fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.


         The funds paid (or accrued) the following service and/or distribution fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal year ended November 30, 1999:



                         U.S. GOVERNMENT         LOW DURATION       INVESTMENT GRADE        HIGH INCOME     STRATEGIC INCOME
                           INCOME FUND               FUND              INCOME FUND             FUND                FUND
                           -----------               ----              -----------             ----                ----
      Class A ......     $     637,848           $  135,190         $     524,546           $  610,271      $      97,242
      Class B ......           172,005               72,407               336,809            1,425,449            429,035
      Class C ......           170,768              538,438               248,190              693,522            220,329


         Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to each fund during the fiscal year ended November 30, 1999:



                                                         U.S.                            INVESTMENT                     STRATEGIC
                                                     GOVERNMENT        LOW DURATION    GRADE INCOME      HIGH INCOME      INCOME
                                                     INCOME FUND           FUND             FUND            FUND           FUND
                                                     -----------           ----             ----            ----           ----
      CLASS A
      Marketing and advertising .................... $    248,373      $    198,635    $    330,555      $   479,274      135,638
      Amortization of commissions ..................           --                --              --                0            0
      Printing of prospectuses and SAIs ............        4,975             1,568           3,439           12,801          541
      Branch network costs allocated and
      interest expense .............................      957,635           184,663         682,751          939,991      104,321
      Service fees paid to PaineWebber Financial
      Advisors .....................................      247,066            52,362         203,239          234,882       37,705


                                                         U.S.                         INVESTMENT                       STRATEGIC
                                                     GOVERNMENT        LOW DURATION  GRADE INCOME      HIGH INCOME      INCOME
                                                     INCOME FUND           FUND          FUND            FUND            FUND
                                                     -----------           ----          ----            ----            ----
      CLASS B
      Marketing and advertising                        16,466            26,703          51,945          280,995         148,307
      Amortization of commissions                      61,070            26,029         119,255          487,776         153,378
      Printing of prospectuses and SAIs                   347               101             435            5,129             587
      Branch network costs allocated and
      interest expense                                 72,022            27,102         125,349          544,766         134,203
      Service fees paid to PaineWebber Financial
      Advisors                                         16,639             7,011          32,594          136,931          41,552

      CLASS C
      Marketing and advertising                        22,126           264,608          51,897          181,847         101,760
      Amortization of commissions                      44,096           139,035          64,529          177,909          56,915
      Printing of prospectuses and SAIs                   463             1,135             479            4,454             417
      Branch network costs allocated and
      interest expense                                 86,167           247,298         108,706          355,743          79,207
      Service fees paid to PaineWebber Financial
      Advisors                                         22,049            69,517          32,048           88,954          28,458

         "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the funds' shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the funds' shares, including the PaineWebber retail branch system.

         In approving each fund's overall Flexible PricingSM system of distribution, the applicable board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

         In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

         In approving the Class B Plan, the board of each fund considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

         In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth,
(5) the services provided to the fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption after one year following purchase was conditioned upon its expectation of being compensated under the Class C Plan.

         With respect to each Plan, the boards considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The boards also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.

         Under the Distribution Contract between each Trust and Mitchell Hutchins for the Class A shares for the fiscal years set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer.



                                                     FISCAL YEAR ENDED NOVEMBER 30,
                                                1999              1998              1997
                                                ----              ----              ----
   U.S. GOVERNMENT INCOME FUND
        Earned .........................     $  24,995          $ 32,953           $ 13,156
        Retained .......................         1,726             5,284              1,562
   LOW DURATION FUND
        Earned .........................       126,998            84,972             14,824
        Retained .......................         1,800             1,664                261
   INVESTMENT GRADE INCOME FUND
        Earned .........................        70,668           151,513             51,469
        Retained .......................         4,388             7,946              4,100
   HIGH INCOME FUND
        Earned .........................       303,464           419,260            506,732
        Retained .......................        22,045            33,441             36,405
   STRATEGIC INCOME FUND
        Earned .........................        48,955           163,983            157,647
        Retained .......................         6,139            12,827             11,028

         Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares for the fiscal year ended November 30, 1999:




                          U.S. GOVERNMENT       LOW DURATION       INVESTMENT GRADE    HIGH INCOME     STRATEGIC
                            INCOME FUND             FUND              INCOME FUND         FUND        INCOME FUND
                            -----------             ----              -----------         ----        -----------
     Class A ..........   $          0          $       0          $          0        $       0      $         0
     Class B ..........         47,957             19,192               120,424          442,931          146,545
     Class C ..........          2,829              9,891                 6,884           18,779            5,483


                             PORTFOLIO TRANSACTIONS

         Subject to policies established by each board, Mitchell Hutchins (or for Low Duration Fund the sub-adviser) is responsible for the execution of each fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins (or for Low Duration Fund the sub-adviser) seeks to obtain the best net results for a fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Generally, bonds are traded on the over-the-counter market on a "net" basis without a stated commission through dealers acting for their own accounts and not through brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. While Mitchell Hutchins (and for Low Duration Fund the sub-adviser) generally seek reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results.

         During the fiscal years indicated, the funds paid the brokerage commissions set forth below:



                                                        FISCAL YEARS ENDED NOVEMBER 30,
                                                 1999              1998               1997
                                                 ----              ----               ----
  U.S. GOVERNMENT INCOME FUND ..........   $   70,714          $ 121,482         $  105,150
  LOW DURATION FUND ....................          640                  0                  0
  INVESTMENT GRADE INCOME FUND .........            0              5,412              2,400
  HIGH INCOME FUND .....................      291,405              8,104              2,939
  STRATEGIC INCOME FUND ................        5,593             10,079                  0


         The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber, (or for Low Duration Fund brokerage affiliates of the sub-adviser). Each board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber or brokerage affiliates of the sub-adviser are reasonable and fair. Specific provisions in the Advisory Contracts and the Sub-Advisory Contract authorize Mitchell Hutchins and the sub-adviser, respectively, and any of their affiliates that is a member of a national securities exchange to effect portfolio transactions for the applicable fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. None of the funds paid brokerage commissions to PaineWebber or, in the case of Low Duration Fund, brokerage affiliates of the sub-adviser during the fiscal years or periods ended November 30, 1999, November 30, 1998 or November 30, 1997.

         Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates or affiliates of the sub-adviser, are similar to those in effect with respect to brokerage transactions in securities.


         In selecting brokers, Mitchell Hutchins (or for Low Duration Fund the sub-adviser) will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of each board, Mitchell

Hutchins (or for Low Duration Fund the sub-adviser) may cause a fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins (or for Low Duration Fund the sub-adviser) with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or (or for Low Duration Fund the sub-adviser) determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins (or for Low Duration Fund the sub-adviser), to that fund and its other clients.

         Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

         For the fiscal year ended November 30, 1999, the funds directed the portfolio transactions indicated below to brokers chosen because they provide research, analysis, advice and similar services, for which the funds paid the brokerage commissions indicated below:



                                                   TOTAL AMOUNT OF          BROKERAGE COMMISSIONS
      FUND                                     PORTFOLIO TRANSACTIONS                PAID
      ----                                     ----------------------                ----
      U.S. Government Income Fund              $     2,471,626,621          $        0
      Low Duration Fund                                          0                   0
      Investment Grade Income Fund                   1,559,877,021                   0
      High Income Fund                                 654,345,108                   0
      Strategic Income Fund                            624,753,827                   0


         For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins (or for Low Duration Fund the sub-adviser) seeks best execution. Although Mitchell Hutchins or (or for Low Duration Fund the sub-adviser) may receive certain research or execution services in connection with these transactions, Mitchell Hutchins (and for Low Duration Fund the sub-adviser) will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins (or for Low Duration Fund the sub-adviser) may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

         Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' (or for Low Duration Fund the sub-adviser's) own research efforts and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by Mitchell Hutchins (or for Low Duration Fund the sub-adviser) in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or the sub-adviser by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the funds.

         Investment decisions for a fund and for other investment accounts managed by Mitchell Hutchins (or for Low Duration Fund by the sub-adviser) are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and such other account(s) as to amount according to a formula deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

         The funds will not purchase securities that are offered in underwritings in which PaineWebber (or for Low Duration Fund an affiliate of the sub-adviser) is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof or an affiliate of the sub-adviser not participate in or benefit from the sale to the funds.

         As of November 30, 1999, the funds owned securities issued by their regular broker-dealers as follows:

         Low Duration Fund: collateralized mortgage obligation of Prudential Securities CMO Trust, Series 18, Class E ($3,165,782); repurchase agreement with State Street Bank & Trust Co. ($6,134,000).

         Investment Grade Income Fund: collateralized mortgage obligation of CS First Boston Mortgage Securities Corp. Series 1998-C2, Class A2 ($4,708,200); corporate bond issued by Lehman Brothers Holdings Incorporated ($6,857,760); repurchase agreements with State Street Bank & Trust Co. ($10,000,000) and SG Warburg ($10,910,000).


         PORTFOLIO TURNOVER. The funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

         The funds' respective portfolio turnover rates for the fiscal years shown were:

                                              FISCAL YEARS ENDED NOVEMBER 30,

                                                1999                    1998
                                                ----                    ----
  U.S. GOVERNMENT INCOME FUND                   375%                    370%
  LOW DURATION FUND                             270%                    411%
  INVESTMENT GRADE INCOME FUND                  195%                    173%
  HIGH INCOME FUND                              62%                     161%
  STRATEGIC INCOME FUND                         226%                    192%


            REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

         WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

         - Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;

- Acquire shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

         - Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

         - Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

         In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.


         COMBINED PURCHASE PRIVILEGE -- CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the tables of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

         An "eligible group of related fund investors" can consist of any combination of the following:

         (a) an individual, that individual's spouse, parents and children;

         (b) an individual and his or her individual retirement account ("IRA");

         (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

         (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

         (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

         (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

         (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

         (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

         RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares of the funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.


         REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes -- Special Rule for Class A Shareholders," below.

         WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The maximum 5% contingent deferred sales charge (3% for Low Duration Fund) applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years (four years for Low Duration Fund). Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.


         PURCHASES OF CLASS Y SHARES THROUGH THE PACESM MULTI ADVISOR PROGRAM. An investor who participates in the PACE-SM- Multi Advisor Program is eligible to purchase Class Y shares. The PACE-SM- Multi Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE-SM- Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE-SM- Multi Advisor Program.

         PURCHASES OF CLASS A SHARES THROUGH THE PAINEWEBBER INSIGHTONE-SM-PROGRAM. Investors who purchase shares through the PaineWebber InsightOne-SM-Program are eligible to purchase Class A shares without a sales load. The PaineWebber InsightOne-SM- Program offers a nondiscretionary brokerage account to investors for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

         PURCHASES AND SALES OF CLASS Y SHARES FOR PARTICIPANTS IN PW 401(k) PLUS PLAN. The trustee of the PW 401(k) Plus Plan, a defined contribution plan sponsored by PW Group, buys and sells Class Y shares of the funds that are included as investment options under the Plan to implement the investment choices of individual plan participants with respect to their PW 401(k) Plus Plan contributions. Individual plan participants should consult the Summary Plan Description and other plan material of the PW 401(k) Plus Plan (collectively, "Plan Documents") for a description of the procedures and limitations applicable to making and changing investment choices. Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-PWEBBER (1-888-793-2237). As described in the Plan Documents, the price at which Class Y shares are bought and sold by the trustee of PW 401(k) Plus Plan might be more or less than the price per share at the time the participants made their investment choices.


         ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the funds may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

         If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

         The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC,
(2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.


         SERVICE ORGANIZATIONS. A fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations. A fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

         AUTOMATIC INVESTMENT PLAN. PaineWebber offers an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund. Participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the plan, the investor will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels.


         SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber mutual fund accounts. Minimum balances and withdrawals vary according to the class of shares:


         - Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.


         - Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.


         Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

         An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, PaineWebber will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber Financial Advisors, correspondent firms or PFPC at 1-800-647-1568.

         INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs are available through PaineWebber in which purchases of shares of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

         TRANSFER OF ACCOUNTS. If investors holding shares of a fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN-SM-;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT-Registered Trademark- (RMA)-Registered Trademark-

         Shares of PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

         To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

         The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

         PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

         PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

         - monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard(Registered) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

         - comprehensive year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

         - automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

         - check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

         - Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

         - unlimited electronic funds transfers and a bill payment service for an additional fee;


         - 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;


         - expanded account protection for the net equity securities balance in the event of the liquidation of PaineWebber. This protection does not apply to shares of funds that are held at PFPC and not through PaineWebber; and


         - automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

         The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                         CONVERSION OF CLASS B SHARES


         Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

         The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to their higher ongoing expenses beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition will not continue to be met.


                               VALUATION OF SHARES

         Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         Securities that are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins (or for Low Duration Fund the sub-adviser) as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of Mitchell Hutchins (or for Low Duration Fund the sub-adviser), the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the applicable board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the applicable board determines that this does not represent fair value.


         All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the current foreign currency exchange rate. Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the New York Stock Exchange, which events would not be reflected in the computation of a fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the applicable board. The foreign currency exchange transactions of the funds conducted on a spot (I.E., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

                             PERFORMANCE INFORMATION

         The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in each fund's Performance Advertisements are calculated according to the following formula:

          P(1 + T)n  =    ERV
       where:      P =    a hypothetical initial payment of $1,000 to purchase
                          shares of a specified class
                   T =    average annual total return of shares of that class
                   n =    number of years
                ERV =     ending redeemable value of a hypothetical $1,000
                          payment at the beginning of that period.

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.0% sales charge (3.0% for Low Duration Fund) is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

         The funds also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The funds calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

         Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

         The following tables show performance information for each class of the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.


                           U.S. GOVERNMENT INCOME FUND

       CLASS                                               CLASS A            CLASS B           CLASS C           CLASS Y
       (INCEPTION DATE)                                   (08/31/84)         (07/01/91)        (07/02/92)        (09/11/91)
       ----------------                                   ----------         ----------        ----------        ----------
       Year ended November 30, 1999:
                Standardized Return* ..............            (6.02)%           (7.55)%           (3.34)%           (1.87)%
                Non-Standardized Return ...........            (2.14)%           (2.93)%           (2.65)%           (1.87)%
       Five Years ended November 30, 1999:
                Standardized Return* ..............              5.45%             5.15%             5.76%             6.62%
                Non-Standardized Return ...........              6.30%             5.47%             5.76%             6.62%
       Ten Years ended November 30, 1999
                Standardized Return ...............              5.34%               N/A               N/A               N/A
                Non-Standardized Return ...........              5.78%               N/A               N/A               N/A
       Inception to November 30, 1999:
                Standardized Return* ..............              7.16%             4.53%             3.36%             4.95%
                Non-Standardized Return ...........              7.45%             4.53%             3.36%             4.95%


                                LOW DURATION FUND

       CLASS                                               CLASS A            CLASS B           CLASS C           CLASS Y
       (INCEPTION DATE)                                   (05/03/93)         (05/03/93)        (05/03/93)        (10/20/95)
       ----------------                                   ----------         ----------        ----------        ----------
       Year ended November 30, 1999:
                Standardized Return* ..............            (0.92)%           (2.18)%             0.18%             1.81%
                Non-Standardized Return ...........              1.99%             0.71%             0.90%             1.81%
       Five Years ended November 30, 1999:
                Standardized Return* ..............              5.62%             5.30%             5.53%               N/A
                Non-Standardized Return ...........              6.26%             5.30%             5.53%               N/A
       Inception to November 30, 1999:
                Standardized Return* ..............              3.79%             3.38%             3.62%             5.47%
                Non-Standardized Return ...........              4.29%             3.38%             3.62%             5.47%


                          INVESTMENT GRADE INCOME FUND

       CLASS                                               CLASS A            CLASS B           CLASS C           CLASS Y
       (INCEPTION DATE)                                   (08/31/84)         (07/01/91)        (07/02/92)        (02/20/98)
       ----------------                                   ----------         ----------        ----------        ----------
       Year ended November 30, 1999:
                Standardized Return* ..............            (5.56)%           (7.07)%           (2.89)%           (1.43)%
                Non-Standardized Return ...........            (1.62)%           (2.46)%           (2.20)%           (1.43)%
       Five Years ended November 30, 1999:
                Standardized Return* ..............              6.91%             6.64%             7.23%               N/A
                Non-Standardized Return ...........              7.78%             6.95%             7.23%               N/A
       Ten Years ended November 30, 1999
                Standardized Return ...............              7.38%               N/A               N/A               N/A
                Non-Standardized Return ...........              7.82%               N/A               N/A               N/A
       Inception to November 30, 1999:
                Standardized Return* ..............              8.80%             7.02%             5.95%             1.14%
                Non-Standardized Return. ..........              9.09%             7.02%             5.95%             1.14%


                                       54


                                HIGH INCOME FUND

       CLASS                                               CLASS A            CLASS B           CLASS C           CLASS Y
       (INCEPTION DATE)                                   (08/31/84)         (07/01/91)        (07/02/92)        (02/20/98)
       ----------------                                   ----------         ----------        ----------        ----------
       Year ended November 30, 1999:
                Standardized Return* ..............            (1.71)%           (2.97)%             1.06%             2.68%
                Non-Standardized Return ...........              2.42%             1.63%             1.75%             2.68%
       Five Years ended November 30, 1999:
                Standardized Return* ..............              6.27%             6.04%             6.58%               N/A
                Non-Standardized Return ...........              7.15%             6.31%             6.58%               N/A
       Ten Years ended November 30, 1999:
                Standardized Return ...............              9.37%               N/A               N/A               N/A
                Non-Standardized Return ...........              9.81%               N/A               N/A               N/A
       Inception to November 30, 1999:
                Standardized Return* ..............              9.24%             9.07%             6.52%           (3.41)%
                Non-Standardized Return ...........              9.53%             9.07%             6.52%           (3.41)%


                              STRATEGIC INCOME FUND

       CLASS                                               CLASS A            CLASS B           CLASS C           CLASS Y
       (INCEPTION DATE)                                   (02/07/94)         (02/07/94)        (02/07/94)        (02/17/98)
       ----------------                                   ----------         ----------        ----------        ----------
       Year ended November 30, 1999:
                Standardized Return* ..............            (2.52)%           (3.94)%             0.32%             1.91%
                Non-Standardized Return ...........              1.56%             0.76%             1.03%             1.91%
       Five Years ended November 30, 1999:
                Standardized Return* ..............              7.08%             6.85%             7.42%               N/A
                Non-Standardized Return ...........              7.96%             7.15%             7.42%               N/A
       Inception to November 30, 1999:
                Standardized Return* ..............              4.48%             4.31%             4.69%             0.48%
                Non-Standardized Return ...........              5.22%             4.43%             4.69%             0.48%


--------------
* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.0% (3.0% for Low Duration Fund). All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.


         YIELD. Yields used in each fund's Performance Advertisements are calculated by dividing the fund's interest income attributable to a class of shares for a 30-day period ("Period"), net of expenses attributable to such class, by the average number of shares of such class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) at the end of the Period. Yield quotations are calculated according to the following formula:


                   [       )6  ]
                   [( a-b  ) -1]
        YIELD   = 2[( ---+1)   ]
                   [(  cd  )   ]


 where:       a =   interest earned during the Period attributable to a class of shares
              b =   expenses accrued for the Period attributable to a class of shares (net of reimbursements)
              c =   the average daily number of shares of a class outstanding
                    during the Period that were
entitled to
                    receive dividends
              d =   the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the Period.

         Except as noted below, in determining interest income earned during the Period (variable "a" in the above formula), each fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable "d" in the above formula) the fund's current maximum 4.0% (3.0% for Low Duration Fund) initial sales charge on Class A shares is included.

         The following table shows the yield for each class of shares of each fund for the 30-day period ended November 30, 1999:



                               U.S. GOVERNMENT      LOW DURATION      INVESTMENT GRADE     HIGH INCOME     STRATEGIC INCOME
                                  INCOME FUND          FUND            INCOME FUND             FUND               FUND
                                  ----------           ----             ----------             ----               ----
       Class A ...............     5.60%               4.75%              6.79%                12.11%             7.17%
       Class B ...............     5.03%               4.05%              6.30%                11.85%             6.65%
       Class C ...............     5.30%               4.26%              6.58%                12.13%             6.91%
       Class Y ...............     6.16%               5.17%              7.38%                12.93%             7.73%


         OTHER INFORMATION. In Performance Advertisements, the funds may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Inc. ("Lipper") for U.S. government funds (U.S. Government Income Fund and Low Duration Fund), corporate bond (BBB) funds (Investment Grade Income Fund) and high yield funds (High Income Fund), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), or with the performance of U.S. Treasury securities of various maturities, recognized stock, bond and other indices, including (but not limited to) the Salomon Brothers Bond Index, CS First Boston High Yield Bond Index, Merrill Lynch High Yield Indices, Lehman Bond Index, Lehman Government/Corporate Bond Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. These comparisons also may include economic data and statistics published by the U.S. Bureau of Labor Statistics, such as the cost of living index, information and statistics on the residential mortgage market or the market for mortgage-backed securities, such as those published by the Federal Reserve Bank, the Office of Thrift Supervision, Ginnie Mae, Fannie Mae and Freddie Mac and the Lehman Mortgage-Backed Securities Index. Each fund also may refer in these materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

         The funds may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a fund investment are reinvested in additional fund shares, any future income or capital appreciation of a fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of a fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         The funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote-Registered Trademark- Money Markets. In comparing the funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the funds are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in any fund involves greater risks than an investment in either a money market fund or a CD.

                                      TAXES

         BACKUP WITHHOLDING. Each fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

         SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of any fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.


         SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares of a fund within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.

          CONVERSON OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.


         By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If any fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         OTHER INFORMATION. Dividends and other distributions declared by a fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the distributions are paid by the fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         U.S. Government Income Fund and Low Duration Fund each invests exclusively in debt securities and receives no dividend income; accordingly, no portion of the dividends or other distributions paid by these funds is eligible for the dividends-received deduction allowed to corporations. Although Investment Grade Income Fund, High Income Fund and Strategic Income Fund are authorized to hold equity securities, it is expected that any dividend income received by these funds will be minimal.

         If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

          Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on November 30 of that year, plus certain other amounts.

         Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of Strategic Income Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. If Strategic Income Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


         Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.


         If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.


         Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.


         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.


         Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Internal Revenue Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, which the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with applicable regulations, at least one (but not all) the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.


         Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.


         When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium it received when it wrote the option is more or less than the basis of the underlying security.


         If a fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


         A fund may acquire (1) zero coupon or other securities issued with OID or (2) TIPS, on which principal is adjusted based on changes in the Consumer Price Index. A fund must include in its gross income the portion of the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, Investment Grade Income Fund, High Income Fund and Strategic Income Fund each must include in its gross income securities it receives as "interest" on PIK securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


         The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

                                OTHER INFORMATION

         MASSACHUSETTS BUSINESS TRUSTS. Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a fund could, under certain circumstances, be held personally liable for the obligations of the fund or its Trust. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from the relevant fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the relevant fund. The board members intend to conduct each fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

         CLASSES OF SHARES. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C and Y shares will differ.

         VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Trust may elect all of the board members of that Trust. The shares of a fund will be voted together, except that only the shareholders of a particular class of a fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of Managed Trust and Securities Trust will be voted separately, except when an aggregate vote of all the series is required by law.

         The funds do not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of a Trust.

         CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

         PRIOR NAMES. Prior to October 20, 1995, Low Duration Fund was known as "PaineWebber Short-Term U.S. Government Income Fund." Prior to November 10, 1995, the Class C shares of all the funds were called "Class D" shares, and the Class Y shares of U.S. Government Income Fund and Low Duration Fund were called "Class C" shares.

         CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund and employs foreign sub-custodians approved by the respective boards in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.


          COMBINED PROSPECTUS. Although each fund is offering only its own shares, it is possible that a fund might become liable for a misstatement in the Prospectus about another fund. The board of each fund has considered this factor in approving the use of a single, combined Prospectus.

          COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

         AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for U.S. Government Income Fund, Low Duration Fund, Investment Grade Income Fund and High Income Fund.
PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for Strategic Income Fund.

                              FINANCIAL STATEMENTS

Each fund's Annual Report to Shareholders for its last fiscal year ended November 30, 1999 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors or independent accountants appearing therein are incorporated herein by this reference.

                                 APPENDIX

                               RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

         AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; BAA. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through CAA. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

         AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         CI. The rating CI is reserved for income bonds on which no interest is being paid.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         PRIME-1. Issuers assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2. Issuers assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3. Issuers assigned this rating have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

         A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                                                     PAINEWEBBER
                                                          U.S. GOVERNMENT INCOME
                                                                            FUND


                                                                     PAINEWEBBER
                                                               LOW DURATION U.S.
                                                          GOVERNMENT INCOME FUND


                                                                     PAINEWEBBER
                                                         INVESTMENT GRADE INCOME
                                                                            FUND


                                                                     PAINEWEBBER
                                                                HIGH INCOME FUND


                                                                     PAINEWEBBER
                                                           STRATEGIC INCOME FUND







                                          --------------------------------------

                                             Statement of Additional Information

                                                                  March 31, 2000

                                          --------------------------------------




                               PAINEWEBBER



YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.







                                  ------------



-C-2000 PaineWebber Incorporated. All rights reserved.

                            PART C. OTHER INFORMATION

Item 23. EXHIBITS


         (1)    (a)    Amended and Restated Declaration of Trust (1)
                (b)    Amendment to Declaration of Trust effective April 8,
                       1998 (2)
                (c)    Amendment to Declaration of Trust effective July 9,
                       1998 (2)
                (d)    Amendment to Declaration of Trust effective August 19,
                       1998 (3)
                (e)    Amendment to Declaration of Trust effective June 22,
                       1999 (4)
                (f)    Amendment to Declaration of Trust effective July 28,
                       1999 (5)

         (2)    Restated By-Laws (1)

         (3) Instruments defining the rights of holders of the Registrant's shares of beneficial interest (6)

         (4)    (a)    Investment Advisory and Administration Contract (1)
                (b)    Investment Advisory and Administration Contract with
                       respect to PaineWebber Tax-Managed Equity Fund and
                       PaineWebber Strategy Fund (3)
                (c)    Investment Advisory Fee Agreement with respect to
                       PaineWebber Utility Income Fund (1)
                (d)    Investment Advisory Fee Agreement with respect to
                       PaineWebber Low Duration U.S. Government Income Fund (1)
                (e)    Investment Advisory Fee Agreement with respect to
                       PaineWebber Asia Pacific Growth Fund (7)
                (f)    Investment Advisory Fee Agreement with respect to
                       PaineWebber Strategy Fund (5)
                (g)    Sub-Investment Advisory Contract with respect to
                       PaineWebber Low Duration U.S. Government Income Fund (8)
                (h)    Sub-Advisory Contract with respect to PaineWebber Asia
                       Pacific Growth Fund (6)

         (5)    (a)    Distribution Contract with respect to Class A Shares (1)
                (b)    Distribution Contract with respect to Class B Shares (1)
                (c)    Distribution Contract with respect to Class C Shares (9)
                (d)    Distribution Contract with respect to Class Y Shares (9)
                (e)    Exclusive Dealer Agreement with respect to Class A
                       Shares (1)
                (f)    Exclusive Dealer Agreement with respect to Class B
                       Shares (1)
                (g)    Exclusive Dealer Agreement with respect to Class C
                       Shares (9)
                (h)    Exclusive Dealer Agreement with respect to Class Y
                       Shares (9)

         (6)    Bonus, profit sharing or pension plans - none

         (7)    Custodian Agreement (1)

         (8)    Transfer Agency Agreement (10)

         (9)    Opinion and consent of counsel (filed herewith)

         (10) Other opinions, appraisals, rulings and consents: Auditor's consent (filed herewith)

         (11)   Financial statements omitted from prospectus - none

         (12)   Letter of investment intent (1)

         (13)   (a)    Plan of Distribution pursuant to Rule 12b-1 with respect
                       to Class A Shares (3)
                (b)    Plan of Distribution pursuant to Rule 12b-1 with respect
                       to Class B Shares (3)
                (c)    Plan of Distribution pursuant to Rule 12b-1 with respect
                       to Class C Shares (3)
                (d)    Addendum to Class C Plan for PaineWebber Strategy
                       Fund (5)

         (14)   and

         (27)   Financial Data Schedule (not applicable)

         (15)   Plan pursuant to Rule 18f-3 (11)

         (16)   (a)    Code of Ethics for Registrant, its investment adviser and
                       its principal distributor (filed herewith)
                (b)    Code of Ethics for Pacific Investment Management Company
                       (filed herewith)

-------------------

(1) Incorporated by reference from Post-Effective Amendment No. 52 to the registration statement, SEC File No. 2-91362, filed February 27, 1998.

(2) Incorporated by reference from Post-Effective Amendment No. 54 to the registration statement, SEC File No. 2-91362, filed July 21, 1998.

(3) Incorporated by reference from Post-Effective Amendment No. 59 to the registration statement, SEC File No. 2-91362, filed February 26, 1999.

(4) Incorporated by reference from Post-Effective Amendment No. 63 to the registration statement, SEC File No. 2-91362, filed July 29, 1999.

(5) Incorporated by reference from Post-Effective Amendment No. 65 to the registration statement, SEC File No. 2-91362, filed December 3, 1999.

(6) Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII and X of Registrant's Restated By-Laws.

(7) Incorporated by reference from Post Effective Amendment No. 50 to the registration statement, SEC File No. 2-91362, filed July 7, 1997.

(8) Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement, SEC File No. 2-91362, filed March 31, 1995.

(9) Incorporated by reference from Post-Effective Amendment No. 39 to the registration statement, SEC File No. 2-91362, filed February 14, 1996.

(10) Incorporated by reference from Post-Effective Amendment No. 53 to the registration statement, SEC File No. 2-91362, filed March 31, 1998.

(11) Incorporated by reference from Post-Effective Amendment No. 43 to the registration statement, SEC File No. 2-91362, filed July 31, 1996.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

Item 25. INDEMNIFICATION

         Section 2 of "Indemnification" in Article X of the Declaration of Trust provides that the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. Section 2 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

         Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with, or having a claim against, the Trust; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

         Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to
Article X, the trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

         Article XI of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability, provided that the Registrant may not acquire insurance protecting any trustee or officer against liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Section 9 of each Investment Advisory and Administration Contract ("Advisory Contract") between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Trust provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Advisory Contract relates, except for a loss resulting from willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Contract. The sub-advisory contracts with respect to PaineWebber Low Duration U.S. Government Income Fund and PaineWebber Asia Pacific Growth Fund contain similar provisions with respect to those sub-advisers. Section 10 of each Advisory Contract provides that the trustees shall not be liable for any obligations of the Trust under the Advisory Contract and that Mitchell Hutchins shall look only to the assets and property of the Trust in settlement of such right or claim and not to the assets and property of the trustees.

         Section 9 of each Distribution Contract provides that the Trust will indemnify Mitchell Hutchins and its officers, directors or controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Trust, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with each Distribution Contract.

         Section 9 of each Exclusive Dealer Agreement contains provisions similar to Section 9 of each Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

         Section 10 of each Distribution Contract contains provisions similar to that of the section of the Investment Advisory and Administration Contracts limiting the liability of the Trust's trustees.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Mitchell Hutchins, a Delaware corporation, is a registered investment advisor and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219), and is incorporated herein by reference.

         Pacific Investment Management Company ("PIMCO") serves as sub-adviser for PaineWebber Low Duration U.S. Government Income Fund. PIMCO is primarily engaged in the investment advisory business. Information as to the officers and managing directors and partners of PIMCO is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-48187) and is incorporated herein by reference.

         PIMCO, a Delaware general partnership, is a registered investment adviser and a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Advisors Holding L.P., a publicly traded company listed on the New York Stock Exchange under the symbol "PA" and PIMCO Partners, G.P., a a general partnership between Pacific Life Insurance Company and PIMCO Partners, LLC., a limited liability company controlled by the PIMCO managing directors. On October 31, 1999, PIMCO Advisors, PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including PIMCO (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors. Pacific Life Insurance Company will retain an approximate 30% interest in PIMCO Advisors. The Allianz Transaction is currently expected to be completed by the end of the second quarter of 2000.

         Schroder Investment Management North America Inc., a New York corporation, is the investment sub-adviser for PaineWebber Asia Pacific Growth Fund. Schroder Investment Management is a registered investment adviser and is primarily engaged in the investment advisory business. Schroder Investment Management is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group") with associated companies and branch and representative offices located worldwide. Information regarding the officers and directors of Schroder Investment Management is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-15834) and is incorporated herein by reference.


Item 27. PRINCIPAL UNDERWRITERS

         (a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following other investment companies:

                  ALL-AMERICAN TERM TRUST INC.
                  GLOBAL HIGH INCOME DOLLAR FUND INC.
                  INSURED MUNICIPAL INCOME FUND INC.
                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                  MANAGED HIGH YIELD FUND INC.
                  MANAGED HIGH YIELD PLUS FUND INC.
                  MITCHELL HUTCHINS LIR MONEY SERIES
                  MITCHELL HUTCHINS PORTFOLIOS
                  MITCHELL HUTCHINS SECURITIES TRUST
                  MITCHELL HUTCHINS SERIES TRUST
                  PAINEWEBBER AMERICA FUND
                  PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                  PAINEWEBBER INDEX TRUST
                  PAINEWEBBER INVESTMENT SERIES
                  PAINEWEBBER INVESTMENT TRUST
                  PAINEWEBBER INVESTMENT TRUST II
                  PAINEWEBBER MANAGED ASSETS TRUST
                  PAINEWEBBER MANAGED INVESTMENTS TRUST
                  PAINEWEBBER MASTER SERIES, INC.
                  PAINEWEBBER MUNICIPAL SERIES
                  PAINEWEBBER MUTUAL FUND TRUST
                  PAINEWEBBER OLYMPUS FUND
                  PAINEWEBBER SECURITIES TRUST
                  STRATEGIC GLOBAL INCOME FUND, INC.
                  2002 TARGET TERM TRUST INC.

         (b) Mitchell Hutchins is the principal underwriter for the Registrant. PaineWebber acts as exclusive dealer for the shares of the Registrant. The directors and officers of Mitchell Hutchins, their principal business addresses and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant.

                                                                   Position and Offices with
Name                              Position With Registrant         Underwriter or Exclusive Dealer
----                              ------------------------         -------------------------------
Margo N. Alexander*               Trustee and President            Chairman, Chief Executive Officer and a Director
                                                                   of Mitchell Hutchins and an Executive Vice
                                                                   President and Director of PaineWebber

Brian M. Storms*                  Trustee                          President and Chief Operating Officer of Mitchell
                                                                   Hutchins

T. Kirkham Barneby*               Vice President                   Managing Director and Chief Investment Officer
                                                                   - Quantitative Investments of Mitchell Hutchins

Julieanna Berry*                  Vice President                   First Vice President and a Portfolio Manager of
                                                                   Mitchell Hutchins

Tom Disbrow**                     Vice President and Assistant     First Vice President and a Senior Manager of the
                                  Treasurer                        Mutual Fund Finance Department of Mitchell Hutchins

James F. Keegan*                  Vice President                   Senior Vice President and a Portfolio Manager of
                                                                   Mitchell Hutchins

John J. Lee**                     Vice President and Assistant     Vice President and a Manager of the Mutual Fund
                                  Treasurer                        Finance Department of Mitchell Hutchins

Kevin J. Mahoney**                Vice President and Assistant     First Vice President and a Senior Manager of the
                                  Treasurer                        Mutual Fund Finance Department of Mitchell
                                                                   Hutchins

Dennis McCauley*                  Vice President                   Managing Director and Chief Investment Officer
                                                                   - Fixed Income of Mitchell Hutchins

Ann E. Moran**                    Vice President and Assistant     Vice President and a Manager of the Mutual Fund
                                  Treasurer                        Finance Department of Mitchell Hutchins

Dianne E. O'Donnell**             Vice President and Secretary     Senior Vice President and Deputy General
                                                                   Counsel of Mitchell Hutchins

Emil Polito*                      Vice President                   Senior Vice President and Director of Operations
                                                                   and Control for Mitchell Hutchins

Victoria E. Schonfeld**           Vice President                   Managing Director and General Counsel of
                                                                   Mitchell Hutchins and a Senior Vice President of
                                                                   PaineWebber

Paul H. Schubert**                Vice President and Treasurer     Senior Vice President and Director of the Mutual
                                                                   Fund Finance Department of Mitchell Hutchins

Nirmal Singh*                     Vice President                   Senior Vice President and a Portfolio Manager of
                                                                   Mitchell Hutchins

Barney A. Taglialatela**          Vice President and Assistant     Vice President and a Manager of the Mutual Fund
                                  Treasurer                        Finance Department of Mitchell Hutchins

Mark A. Tincher*                  Vice President                   Managing Director and Chief Investment Officer
                                                                   - Equities of Mitchell Hutchins

Keith A. Weller**                 Vice President and Assistant     First Vice President and Associate General
                                  Secretary                        Counsel of Mitchell Hutchins

---------

* The business address of this person is 51 West 52nd Street, New York, New York 10019-6114.
** The business address of this person is 1285 Avenue of the Americas, New York, New York 10019.

         (c) None.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019 and Mitchell Hutchins, 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29. MANAGEMENT SERVICES

         Not applicable.

Item 30. UNDERTAKINGS

         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of March, 2000.

                                          PAINEWEBBER MANAGED INVESTMENTS TRUST

                                          By:    /s/ Dianne E. O'Donnell
                                                 ------------------------------
                                                 Dianne E. O'Donnell
                                                 Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                              Title                                 Date
---------                              -----                                 ----
/s/ Margo N. Alexander                 President and Trustee                 March 30, 2000
-----------------------------
Margo N. Alexander *                   (Chief Executive Officer)

/s/ E. Garrett Bewkes, Jr.             Trustee and Chairman                  March 30, 2000
-----------------------------
E. Garrett Bewkes, Jr. *               of the Board of Trustees

/s/ Richard Q. Armstrong               Trustee                               March 30, 2000
-----------------------------
Richard Q. Armstrong *

/s/ Richard R. Burt                    Trustee                               March 30, 2000
-----------------------------
Richard R. Burt *

/s/ Meyer Feldberg                     Trustee                               March 30, 2000
-----------------------------
Meyer Feldberg *

/s/ George W. Gowen                    Trustee                               March 30, 2000
-----------------------------
George W. Gowen *

/s/ Frederic V. Malek                  Trustee                               March 30, 2000
-----------------------------
Frederic V. Malek *

/s/ Carl W. Schafer                    Trustee                               March 30, 2000
-----------------------------
Carl W. Schafer *

/s/ Brian M. Storms                    Trustee                               March 30, 2000
-----------------------------
Brian M. Storms **

/s/ Paul H. Schubert                   Vice President and Treasurer (Chief   March 30, 2000
-----------------------------          Financial and Accounting Officer)
Paul H. Schubert

* Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

** Signature affixed by Elinor W. Gammon pursuant to power of attorney dated May 14, 1999 and incorporated by reference from Post-Effective Amendment No. 61 to the registration statement of PaineWebber Managed Investments Trust, SEC File 2-91362, filed June 1, 1999.

                      PAINEWEBBER MANAGED INVESTMENTS TRUST

                                  EXHIBIT INDEX

Exhibit
Number
------


       (1)    (a)    Amended and Restated Declaration of Trust (1)
              (b)    Amendment to Declaration of Trust effective April 8,
                     1998 (2)
              (c)    Amendment to Declaration of Trust effective July 9,
                     1998 (2)
              (d)    Amendment to Declaration of Trust effective August 19,
                     1998 (3)
              (e)    Amendment to Declaration of Trust effective June 22,
                     1999 (4)
              (f)    Amendment to Declaration of Trust effective July 28,
                     1999 (5)

       (2)    Restated By-Laws (1)

       (3) Instruments defining the rights of holders of the Registrant's shares of beneficial interest (6)

       (4)    (a)    Investment Advisory and Administration Contract (1)
              (b)    Investment Advisory and Administration Contract with
                     respect to PaineWebber Tax-Managed Equity Fund and
                     PaineWebber Strategy Fund (3)
              (c)    Investment Advisory Fee Agreement with respect to
                     PaineWebber Utility Income Fund (1)
              (d)    Investment Advisory Fee Agreement with respect to
                     PaineWebber Low Duration U.S. Government Income Fund (1)
              (e)    Investment Advisory Fee Agreement with respect to
                     PaineWebber Asia Pacific Growth Fund (7)
              (f)    Investment Advisory Fee Agreement with respect to
                     PaineWebber Strategy Fund (5)
              (g)    Sub-Investment Advisory Contract with respect to
                     PaineWebber Low Duration U.S. Government Income Fund (8)
              (h)    Sub-Advisory Contract with respect to PaineWebber Asia
                     Pacific Growth Fund (6)

       (5)    (a)    Distribution Contract with respect to Class A Shares (1)
              (b)    Distribution Contract with respect to Class B Shares (1)
              (c)    Distribution Contract with respect to Class C Shares (9)
              (d)    Distribution Contract with respect to Class Y Shares (9)
              (e)    Exclusive Dealer Agreement with respect to Class A
                     Shares (1)
              (f)    Exclusive Dealer Agreement with respect to Class B
                     Shares (1)
              (g)    Exclusive Dealer Agreement with respect to Class C
                     Shares (9)
              (h)    Exclusive Dealer Agreement with respect to Class Y
                     Shares (9)

       (6)    Bonus, profit sharing or pension plans - none

       (7)    Custodian Agreement (1)

       (8)    Transfer Agency Agreement (10)

       (9)    Opinion and consent of counsel (filed herewith)

       (10) Other opinions, appraisals, rulings and consents: Auditor's consent (filed herewith)

       (11)   Financial statements omitted from prospectus - none

       (12)   Letter of investment intent (1)

       (13)   (a)    Plan of Distribution pursuant to Rule 12b-1 with respect to
                     Class A Shares (3)
              (b)    Plan of Distribution pursuant to Rule 12b-1 with respect to
                     Class B Shares (3)
              (c)    Plan of Distribution pursuant to Rule 12b-1 with respect to
                     Class C Shares (3)
              (d)    Addendum to Class C Plan for PaineWebber Strategy Fund (5)

       (14)   and

       (27)   Financial Data Schedule (not applicable)

       (15)   Plan pursuant to Rule 18f-3 (11)

       (16)   (a)    Code of Ethics for Registrant, its investment adviser and
                     its principal distributor (filed herewith)

              (b) Code of Ethics for Pacific Investment Management Company (filed herewith)

-----------------

(1) Incorporated by reference from Post-Effective Amendment No. 52 to the registration statement, SEC File No. 2-91362, filed February 27, 1998.

(2) Incorporated by reference from Post-Effective Amendment No. 54 to the registration statement, SEC File No. 2-91362, filed July 21, 1998.

(3) Incorporated by reference from Post-Effective Amendment No. 59 to the registration statement, SEC File No. 2-91362, filed February 26, 1999.

(4) Incorporated by reference from Post-Effective Amendment No. 63 to the registration statement, SEC File No. 2-91362, filed July 29, 1999.

(5) Incorporated by reference from Post-Effective Amendment No. 65 to the registration statement, SEC File No. 2-91362, filed December 3, 1999.

(6) Incorporated by reference from Articles III, VIII, IX, X and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII and X of Registrant's Restated By-Laws.

(7) Incorporated by reference from Post Effective Amendment No. 50 to the registration statement, SEC File No. 2-91362, filed July 7, 1997.

(8) Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement, SEC File No. 2-91362, filed March 31, 1995.

(9) Incorporated by reference from Post-Effective Amendment No. 39 to the registration statement, SEC File No. 2-91362, filed February 14, 1996.

(10) Incorporated by reference from Post-Effective Amendment No. 53 to the registration statement, SEC File No. 2-91362, filed March 31, 1998.

(11) Incorporated by reference from Post-Effective Amendment No. 43 to the registration statement, SEC File No. 2-91362, filed July 31, 1996.